Quarterly Financial Supplement

For the three months ended
March 31, 2005

Investor Relations Department

3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management’s Discussion and Analysis section of the Company’s Form 10-K for the year ended December 31, 2004.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

TABLE OF CONTENTS

Section	Tab
Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Non-GAAP Financial Measures	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:

Contact:	Scott A. Wolstein	William H. Schafer
	Chairman	Sr. Vice President and Chief Financial Officer
	Chief Executive Officer	216-755-5500
216-755-5500

DEVELOPERS DIVERSIFIED REALTY REPORTS A 26.8%
INCREASE IN FFO PER SHARE FOR THE THREE MONTH PERIOD
ENDED MARCH 31, 2005

     CLEVELAND, OHIO, May 2, 2005 - Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust (“REIT”), today announced that first quarter 2005 Funds From Operations (“FFO”), a widely accepted measure of REIT performance, on a per share basis was $0.90 (diluted) and $0.90 (basic) as compared to $0.71 (diluted) and $0.72 (basic) per share for the same period in the previous year, a per share increase of 26.8% diluted and 25.0% basic. FFO available to common shareholders reached $99.1 million for the quarter ended March 31, 2005, as compared to $62.8 million for 2004, an increase of 57.8%. Net income available to common shareholders for the three month period ended March 31, 2005 increased 128.4% to $91.8 million or $0.84 per share (diluted) and $0.85 (basic) compared to first quarter 2004 net income of $40.2 million, or $0.46 per share (diluted) and $0.47 (basic). The increase in net income for the quarter ended March 31, 2005 is primarily related to an increase on gain on sales of real estate, primarily to the Company’s joint venture with MDT, the acquisition of assets from Benderson Development Company, Inc., and related entities (“Benderson”) in May 2004 and the acquisition of 15 Puerto Rican real estate assets from Caribbean Property Group, LLC and related entities (“CPG”) in late January 2005.

     Scott Wolstein, DDR’s Chairman and Chief Executive Officer stated, “We are pleased to announce this quarter’s financial results, which continue to reflect the growing strength of our asset class and the strong performance of our portfolio. In addition, we continued to structure and execute transactions during the quarter, such as the closing of the CPG transaction and sale of assets to MDT, that support our investment strategy and result in long term value creation for shareholders.”

     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO available to common shareholders is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:

     Leasing activity continues to be strong throughout the portfolio. During the first quarter of 2005, the Company executed 144 new leases aggregating 652,000 square feet and 159 renewals aggregating 709,000 square feet. Rental rates on new leases increased by 18.9% to $15.20 per square foot and rental rates on renewals increased by 6.2% to $11.56 per square foot as compared to previously occupied rental rates. On a blended basis, rental rates for new leases and renewals increased by 10.2% to $13.31 per square foot.

     At March 31, 2005, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $11.27. Excluding the impact of the properties acquired from CPG and Benderson, the average annualized base rent per occupied square foot for the portfolio was $11.30, as compared to $10.94 at March 31, 2004.

     At March 31, 2005, the portfolio, including those properties owned through joint ventures, was 95.5% leased. Excluding the impact of the properties acquired from CPG and Benderson, the portfolio was 95.2% leased, as compared to 95.0% at March 31, 2004. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of March 31, 2005, the portfolio was 94.9% occupied. Excluding the impact of the properties acquired from CPG and Benderson, the portfolio was 94.7% occupied, as compared to 94.4% at March 31, 2004.

     Same store Net Operating Income (“NOI”) relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2004, excluding properties under redevelopment) increased approximately $1.7 million (or 1.7%) for the three months ended March 31, 2005.

Strategic Real Estate Transactions:

Caribbean Properties Group

     In January 2005, the Company completed the acquisition of 15 Puerto Rican retail real estate assets, totaling nearly 5.0 million square feet from CPG, at an aggregate cost of approximately $1.15 billion. The financing for the transaction was provided by the assumption of approximately $660 million of existing debt and line of credit borrowings on the Company’s $1.0 billion senior unsecured credit facility and the application of a $30 million deposit funded in 2004.

MDT Joint Venture

     During the first quarter of 2005, the Company sold nine properties to the MDT Joint Venture for approximately $284.2 million and recognized gains totaling $62.6 million of which $23.7 million represented merchant building gains from recently developed shopping centers. In April 2005, the Company sold an additional three properties to the MDT Joint Venture for approximately $63.8 million and will recognize additional merchant building gains of approximately $14.5 million in the second quarter of 2005. The Company maintains an approximate 14.5% ownership in the properties. The Company has been engaged for all day-to-day operations of the properties and will receive its share of ongoing fees for property management, leasing and construction management, in addition to other periodic fees for financing and due diligence.

Expansions:

     During the three month period ended March 31, 2005, the Company completed four expansion and redevelopment projects located in Tallahassee, Florida; Suwanee, Georgia; Hendersonville, North Carolina and Johnson City, Tennessee at an aggregate cost of $13.5 million. The Company is currently expanding/redeveloping six shopping centers located in Gadsden, Alabama; Ottumwa, Iowa; Gaylord,

Michigan; Princeton, New Jersey; Allentown, Pennsylvania and Erie, Pennsylvania at a projected incremental cost of approximately $17.9 million. The Company is also scheduled to commence construction on two additional expansion and redevelopment projects at its shopping centers located in Ocala, Florida and Amherst, New York.

     During the three month period ended March 31, 2005, a joint venture of the Company completed the expansion of its shopping center located in Merriam, Kansas at an aggregate cost of $1.2 million. Three of the Company’s joint ventures are currently expanding/redeveloping their shopping centers located in Phoenix, Arizona; Lancaster, California and Kansas City, Missouri at a projected incremental cost of approximately $47.7 million. Two of the Company’s joint ventures are also scheduled to commence additional expansion/redevelopment projects at their shopping centers located in Deer Park, Illinois and Kirkland, Washington.

Development (Consolidated):

     During the three month period ended March 31, 2005, the Company substantially completed the construction of its shopping center located in Overland Park, Kansas.

     The Company currently has seven shopping center projects under construction. These projects are located in Miami, Florida; Chesterfield, Michigan; Lansing, Michigan; Freehold, New Jersey; Mount Laurel, New Jersey; Apex, North Carolina (Beaver Creek Crossings – Phase I) and Pittsburgh, Pennsylvania. These projects are scheduled for completion during 2005 and 2006 at a projected aggregate cost of approximately $285.2 million and will create an additional 2.8 million square feet of retail space. At March 31, 2005, approximately $170.4 million of costs were incurred in relation to these development projects.

     The Company anticipates commencing construction in 2005 on two additional shopping centers located in Norwood, Massachusetts and McKinney, Texas.

Development (Joint Ventures):

     The Company has joint venture development agreements for four shopping center projects. These projects have an aggregate projected cost of approximately $107.4 million. These projects are located in Merriam, Kansas; Jefferson County (St. Louis), Missouri; Apex, North Carolina (Beaver Creek Crossings – Phase II), adjacent to a wholly-owned development project; and San Antonio, Texas. The projects located in Merriam, Kansas and San Antonio, Texas are being developed through the Coventry II program. A portion of the project located in Jefferson County (St. Louis), Missouri has been substantially completed. The remaining projects are scheduled for completion in 2005 and 2006. At March 31, 2005, approximately $33.8 million of costs were incurred in relation to these development projects.

Dispositions:

     In April 2005, one of the Company’s RVIP joint ventures sold a 77,000 square foot shopping center in Richmond, California (Richmond City Center) for approximately $13 million. The joint venture will recognize a gain of approximately $2 million in the second quarter of 2005.

Financings:

     In April 2005, the Company issued $400 million of senior unsecured notes, $200 million of five-year notes and $200 million of ten-year notes. The five-year notes have an interest rate of 5.0%, are due on May 3, 2010 and were offered at 99.806% of par. The ten-year notes have an interest rate of 5.5%, are due on May 1,

2015 and were offered at 99.642% of par. The effective interest rate, after taking into account the treasury rate locks that were previously entered into by the Company will adjust the five-year rate to approximately 4.95% and ten-year rate to approximately 5.37%. Proceeds from the offering were primarily used to repay indebtedness of the Company’s subsidiary, DDR PR Ventures LLC, S.E. (“DDR PR”), under the Company’s primary revolving credit facility.

     In March 2005, the Company amended and restated its $1 billion primary revolving credit facility with JP Morgan Securities, Inc. and Banc of America Securities LLC as joint lead arrangers. The amendments extended the maturity date to May 2008, decreased the borrowing rate over LIBOR to 0.675%, modified certain covenants and allowed for the future expansion of the credit facility to $1.25 billion.

     In March 2005, the Company amended its secured revolving credit facilities with National City Bank. This amendment created a $60 million unsecured facility, reduced the interest rate over LIBOR to 0.675%, extended the maturity date to May 2008 and modified certain covenants.

     Developers Diversified Realty Corporation currently owns and manages approximately 470 retail operating and development properties in 44 states, plus Puerto Rico, comprising approximately 107 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http://www.ddr.com.

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2004.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three Month Period
	Ended March 31,
	2005	2004
Revenues:
Minimum rents (A)	$128,846	$87,508
Percentage and overage rents (A)	2,033	1,728
Recoveries from tenants	38,335	25,443
Ancillary income	1,820	764
Other property related income	1,091	898
Management fee income	4,292	3,111
Development fees	488	191
Other (B)	2,143	3,539

	179,048	123,182

Expenses:
Operating and maintenance	25,131	16,022
Real estate taxes	21,668	15,342
General and administrative (C)	13,643	10,444
Depreciation and amortization	41,397	24,800

	101,839	66,608

Other income (expense):
Interest income	1,009	1,360
Interest expense	(41,964)	(24,710)
Other expense	(300)	(20)

	(41,255)	(23,370)
Income before equity in net income of joint ventures, minority equity interests, income tax of taxable REIT subsidiaries, discontinued operations, gain on sales of real estate and cumulative effect of adoption of a new accounting standard	35,954	33,204
Equity in net income of joint ventures (D)	6,510	18,221
Minority equity interests (E)	(1,406)	(1,145)
Income tax of taxable REIT subsidiaries and franchise taxes	(167)	(671)

Income from continuing operations	40,891	49,609
Loss from discontinued operations (F)	—	(192)

Income before gain on sales of real estate and cumulative effect of adoption of a new accounting standard	40,891	49,417
Gain on sales of real estate, net of tax	64,659	4,370

Income before cumulative effect of adoption of a new accounting standard	105,550	53,787
Cumulative effect of adoption of a new accounting standard (G)	—	(3,001)

Net income	$105,550	$50,786

Net income, applicable to common shareholders	$91,758	$40,182

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$91,758	$40,182
Depreciation and amortization of real estate investments	40,842	24,757
Equity in net income of joint ventures (D)	(6,510)	(18,221)
Joint ventures’ FFO (D)	11,315	12,676
Minority equity interests (OP Units) (E)	729	572
Gain on sales of depreciable real estate, net	(39,063)	(160)
Cumulative effect of adoption of a new accounting standard (G)	—	3,001

FFO available to common shareholders	99,071	62,807
Preferred dividends	13,792	10,604

FFO	$112,863	$73,411

Per share data:
Earnings per common share
Basic	$0.85	$0.47

Diluted	$0.84	$0.46

Dividends Declared	$0.56	$0.46

Funds From Operations — Basic (H)	$0.90	$0.72

Funds From Operations – Diluted (H)	$0.90	$0.71

Basic – average shares outstanding (thousands) (H)	108,005	86,344

Diluted — average shares outstanding (thousands) (H)	110,244	87,646

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Increases in base and percentage rental revenues for the three month period ended March 31, 2005 as compared to 2004, aggregated $40.6 million consisting of $0.9 million related to leasing of core portfolio properties (an increase of 1.4% from 2004), $46.2 million from the acquisition of assets, and $2.0 million related to developments and redevelopments. These amounts were offset by a decrease of $0.2 million relating to the business center properties and $8.3 million due to the sale of properties to joint ventures in 2004 and 2005. Included in the rental revenues for the three month periods ended March 31, 2005 and 2004 is approximately $2.6 million and $1.6 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the three month periods ended March 31, 2005 and 2004 was comprised of the following (in millions):

	Three Month Period
	Ended March 31,
	2005	2004
Lease termination fees	$0.5	$3.5
Financing fees	1.4	—
Other miscellaneous	0.2	—

	$2.1	$3.5

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the three month periods ended March 31, 2005 and 2004, general and administrative expenses were approximately 4.8% and 5.1%, respectively, of total revenues, including joint venture revenues, for each period.

(D)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three month period
	ended March 31,
	2005 (b)	2004 (b)
Revenues from operations (a)	$104,518	$74,437

Operating expense	36,772	25,454
Depreciation and amortization of real estate investments	19,725	10,591
Interest expense	25,963	18,045

	82,460	54,090

Income from operations before gain on sale of real estate and discontinued operations	22,058	20,347
Gain (loss) on sale of real estate	303	(14)
Income (loss) from discontinued operations, net of tax	323	(309)
Gain on sale of discontinued operations, net of tax	1,001	24,024

Net income	$23,685	$44,048

DDR Ownership interests (b)	$6,494	$18,301

Funds From Operations from joint ventures are summarized as follows:
Net income	$23,685	44,048
Gain on sale of real estate, including discontinued operations	(330)	(23,967)
Depreciation and amortization of real estate investments	19,882	11,052

	$43,237	$31,133

DDRC Ownership interests (b)	$11,315	$12,676

DDRC Partnership distributions received, net	$11,141	$28,316

(a)	Revenues for the three month periods ended March 31, 2005 and 2004 included approximately $1.4 million and $1.1 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.2 million in each period.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(b)	Included in the Company’s equity in net income and FFO from joint ventures for the three months ended March 31, 2004, is approximately $2.9 million of gain related to the sale of joint venture property at the end of 2003. This amount was recorded as a gain at the joint venture level in 2003 but was deferred by DDR until certain construction and leasing obligations were achieved.

The Company’s share of joint venture net income has been reduced by $0.1 million for the three month period ended March 31, 2004 to reflect additional basis depreciation and adjustments to gain on sale.

At March 31, 2005 and 2004, the Company owned joint venture interests relating to 111 and 103 shopping center properties, respectively. In addition, at March 31, 2005 and 2004, respectively, the Company, through a joint venture, owned an interest of approximately 25% in 60 and 69 shopping center sites formerly owned by Service Merchandise, respectively.

(E)	Minority equity interests are comprised of the following (in thousands):

	Three Month Period
	Ended March 31,
	2005	2004
Minority interests	$677	$573
Operating partnership units	729	572

	$1,406	$1,145

(F)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

Three Month Period
Ended March 31,
2004
Revenues	$1,952

Expenses:
Operating	865
Interest	243
Depreciation	339
Minority interests	4

Total expenses	1,451

Income before loss on sale of real estate	501
Loss on sales of real estate	(693)

Net income	$(192)

(G)	The Company recorded a charge of $3.0 million in 2004 as a cumulative effect of adoption of a new accounting standard (FIN 46) attributable to the consolidation of the shopping center in Martinsville, Virginia. This amount represents the minority partner’s share of cumulative losses in the partnership.

(H)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of 1.3 million and 1.1 million Operating Partnership Units (OP Units) outstanding at March 31, 2005 and 2004 into 1.3 million and 1.1 million common shares of the Company for the three month periods ended March 31, 2005 and 2004, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding were 110.5 million and 88.9 million for the three month periods ended March 31, 2005 and 2004, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

Selected Balance Sheet Data:

	March 31, 2005	December 31, 2004
Assets:
Real estate and rental property:
Land	$1,517,345	$1,238,242
Buildings	4,665,360	3,998,972
Fixtures and tenant improvements	135,770	120,350
Construction in progress	267,264	245,860

	6,585,739	5,603,424
Less accumulated depreciation	(596,521)	(568,231)

Real estate, net	5,989,218	5,035,193
Cash	51,428	49,871
Advances to and investments in joint ventures	292,115	288,020
Notes receivable	17,890	17,823
Receivables, including straight line rent, net	88,925	84,843
Other assets, net	88,401	107,797

	$6,527,977	$5,583,547

Liabilities:
Indebtedness:
Revolving credit facilities	$440,000	$60,000
Variable rate unsecured term debt	200,000	350,000
Unsecured debt	1,219,558	1,220,143
Mortgage and other secured debt	1,743,113	1,088,547

	3,602,671	2,718,690
Dividends payable	65,589	62,089
Other liabilities	211,213	192,514

	3,879,473	2,973,293
Minority interests	55,315	55,935
Shareholders’ equity	2,593,189	2,554,319

	$6,527,977	$5,583,547

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	March 31,	December 31,
	2005	2004
Land	$888,074	$798,852
Buildings	2,506,015	2,298,424
Fixtures and tenant improvements	48,514	42,922
Construction in progress	29,702	25,151

	3,472,305	3,165,349
Accumulated depreciation	(160,685)	(143,170)

Real estate, net	3,311,620	3,022,179
Receivables, including straight line rent, net	65,029	68,596
Leasehold interests	27,198	26,727
Other assets	115,681	96,264

	$3,519,528	$3,213,766

Mortgage debt (a)	$2,060,079	$1,803,420
Notes and accrued interest payable to DDR	28,912	20,616
Amounts payable to other partners	46,507	46,161
Other liabilities	79,176	75,979

	2,214,674	1,946,176
Accumulated equity	1,304,854	1,267,590

	$3,519,528	$3,213,766

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $455.7 million and $420.8 million at March 31, 2005 and December 31, 2004, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2005

	Three Month	Three Month
	Period Ended	Period Ended
FINANCIAL HIGHLIGHTS	March 31	March 31	Year Ended December 31
(In Thousands Except Per Share Information)	2005	2004	2004	2003	2002	2001
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$91,758	$40,182	$219,056	$189,056 (7)	$69,368 (7)	$65,111
Depreciation and Amortization of Real Estate Investments	$40,843	$24,757	$130,537	$93,173	$76,462	$63,200
Equity in Net Income From Joint Ventures	$(6,511)	$(18,221)	$(40,896)	$(52,917)	$(32,769)	$(17,010)
Equity in Net Income From Minority Equity Investment	$0	$0	$0	$0	$0	$(1,550)
Joint Venture Funds From Operations	$11,315	$12,676	$46,209	$47,942	$44,473	$31,546
Minority Equity Investment Funds From Operations	$0	$0	$0	$0	$0	$6,448
Operating Partnership Minority Interest Expense	$729	$572	$2,607	$1,770	$1,450	$1,531
Cumulative Effect & Extraordinary Charges	$0	$3,001	$3,001	$0	$0	$0
Gain on Sales of Real Estate	$(39,063)	$(160)	$(68,179)	$(67,352)	$(4,276)	$(16,688)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$99,071	$62,807	$292,335	$211,672	$154,709	$132,587
PREFERRED DIVIDENDS	$13,792	$10,605	$50,706	$51,204 (7)	$32,602 (7)	$27,262

FUNDS FROM OPERATIONS	$112,864	$73,411	$343,041	$262,877	$187,311	$159,849

PER SHARE INFORMATION:
Funds From Operations — Diluted	$0.90	$0.71	$2.95	$2.51	$2.35	$2.33
Net Income — Diluted	$0.84	$0.46	$2.24	$2.27	$1.07	$1.17
Cash Dividends	$0.54	$0.46	$1.94	$1.69	$1.52	$1.48
WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	110,471	88,908	99,147	84,319	65,910	56,957
TOTAL MARKET CAPITALIZATION (1)	$8,675,674	$6,162,863	$8,276,943	$5,551,748	$3,460,243	$2,982,461
DEBT TO TOTAL MARKET CAPITALIZATION (1)	41.51%	33.70%	32.82%	37.42%	43.10%	43.87%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	51.84%	48.44%	45.58%	48.68%	48.26%	47.18%
DIVIDEND PAYOUT RATIO (1)	59.91%	64.47%	67.28%	66.03%	62.73%	63.90%
GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.80%	5.12%	4.94%	5.35%	4.80%	4.25%
GENERAL AND ADMINISTRATIVE EXPENSES	$13,643	$10,444	$47,126	$40,820	$29,392	$24,175
REVENUES:
DDR Revenues	$179,048	$126,474	$605,246	$478,696	$360,778	$324,148
Joint Venture Revenues	$105,358	$77,422	$348,740	$284,158	$251,905	$244,663

TOTAL REVENUES (3)	$284,406	$203,896	$953,987	$762,853	$612,683	$568,811

NET OPERATING INCOME:
DDR Net Operating Income	$132,082	$93,237	$453,501	$356,348	$272,764	$248,838
Joint Venture Net Operating Income	$68,391	$50,475	$228,358	$184,927	$167,573	$166,545

TOTAL NET OPERATING INCOME (4)	$200,473	$143,712	$681,859	$541,274	$440,337	$415,383

REAL ESTATE AT COST:
DDR Real Estate at Cost	$6,585,739	$4,004,187	$5,603,424	$3,884,911	$2,804,056	$2,493,665
Joint Venture Real Estate at Cost (5)	$3,472,305	$2,190,633	$3,165,335	$2,275,216	$1,785,165	$1,862,515

TOTAL REAL ESTATE AT COST (6)	$10,058,044	$6,194,820	$8,768,759	$6,160,127	$4,589,221	$4,356,179

(1)	See Market Capitalization and Financial Ratio section for detail calculation.
(2)	The calculation includes joint venture revenues.
(3)	Includes revenues from discontinued operations.
(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.
(5)	Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.
(6)	Includes construction in progress (CIP) at March 31, 2005 of $297.0 million (includes $29.7 million of CIP included in joint ventures, of which $5.1 million represents the Company’s proportionate share), and at December 31, 2004, 2003, 2002, 2001 CIP aggregated $271.0 million, $290.7 million $237.8 million and $287.7 million, respectively.
(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 pursuant to EITF topic NO. D-42.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2005

	Three Month
	Period Ended
	March 31	Year Ended December 31
MARKET CAPITALIZATION & FINANCIAL RATIOS	2005	2004	2003	2002	2001
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$3,601,425	$2,716,426	$2,077,558	$1,491,481	$1,308,301
Total Market Capitalization *	$8,675,674	$8,276,943	$5,551,748	$3,460,243	$2,982,461

	41.51%	32.82%	37.42%	43.10%	43.87%
DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	51.84%	45.58%	48.68%	48.26%	47.18%
DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$4,057,145	$3,137,184	$2,446,026	$1,878,575	$1,688,904
Total Market Capitalization *	$9,131,393	$8,697,701	$5,920,216	$3,847,336	$3,363,064

	44.43%	36.07%	41.32%	48.83%	50.22%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	54.84%	49.27%	53.79%	54.20%	53.85%
INTEREST COVERAGE RATIO:
Interest Expense	$41,964	$130,447	$90,162	$77,208	$81,770
FFO Before Interest and Preferred Dividends *	$154,828	$473,488	$353,039	$282,856	$260,700

	3.69	3.63	3.92	3.66	3.19
DEBT SERVICE COVERAGE RATIO:
Debt Service *	$49,698	$152,927	$101,890	$83,958	$88,764
FFO Before Interest and Preferred Dividends *	$154,828	$473,488	$353,039	$282,856	$260,700

	3.12	3.10	3.46	3.37	2.94
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$63,491	$203,633	$142,385	$129,353	$135,107
FFO Before Interest and Preferred Dividends *	$154,828	$473,488	$353,039	$282,856	$260,700

	2.44	2.33	2.48	2.19	1.93
DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$59,351	$196,685	$146,846	$100,531	$84,721
Funds From Operations exclusive of charge associated with preferred stock redemption	$99,071	$292,335	$222,382	$160,253	$132,587

	0.60	0.67	0.66	0.63	0.64

* See Attached for Detail Calculation

(1) Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2005

	Three Month
	Period Ended
	March 31	Year Ended December 31
	2005	2004	2003	2002	2001
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	108,568	108,083	86,425	66,609	59,455
Operating Partnership Units Outstanding	1,350	1,350	1,129	911	1,038

Total	109,918	109,432	87,554	67,520	60,493
Share Price	$39.7500	$44.3700	$33.5700	$21.9900	$19.1000

Market Value of Common Shares	$4,369,248	$4,855,516	$2,939,190	$1,484,762	$1,155,410
Preferred Shares at Book Value	$705,000	$705,000	$535,000	$304,000	$303,750
Preferred Units and Warrant	$0	$0	$0	$180,000	$215,000
Total Debt	$3,601,425	$2,716,426	$2,077,558	$1,491,481	$1,308,301

TOTAL MARKET CAPITALIZATION	$8,675,674	$8,276,943	$5,551,748	$3,460,243	$2,982,461

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	108,568	108,083	86,425	66,609	59,455
Operating Partnership Units Outstanding	1,350	1,350	1,129	911	1,038

Total	109,918	109,432	87,554	67,520	60,493
Share Price	$39.7500	$44.3700	$33.5700	$21.9900	$19.1000

Market Value of Common Shares	$4,369,248	$4,855,516	$2,939,190	$1,484,762	$1,155,410
Preferred Shares at Book Value	$705,000	$705,000	$535,000	$304,000	$303,750
Preferred Units and Warrant	$0	$0	$0	$180,000	$215,000
Total Debt	$3,601,425	$2,716,426	$2,077,558	$1,491,481	$1,308,301
Proportionate Share of JV Debt	$455,720	$420,758	$368,468	$387,094	$380,604

TOTAL MARKET CAPITALIZATION	$9,131,393	$8,697,701	$5,920,216	$3,847,336	$3,363,064

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2005

	Three Month
	Period Ended
	March 31	Year Ended December 31
	2005	2004	2003	2002	2001
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$6,585,739	$5,603,424	$3,884,911	$2,804,056	$2,493,665
Cash and Cash Equivalents	$51,428	$49,871	$111,033	$16,371	$19,070
Notes Receivable	$17,889	$17,823	$9,813	$11,662	$5,221
Advances and Investments in Joint Ventures	$292,115	$288,020	$262,072	$258,611	$255,327

	$6,947,172	$5,959,138	$4,267,829	$3,090,699	$2,773,281

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$6,585,739	$5,603,424	$3,884,911	$2,804,056	$2,493,665
Notes Receivable or Proportionate Share Thereof	$50,444	$44,536	$41,018	$50,521	$22,000
Proportionate Share of JV Undepreciated Real Estate Assets	$761,575	$719,619	$621,113	$611,224	$620,688

	$7,397,758	$6,367,578	$4,547,043	$3,465,801	$3,136,353

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$99,071	$292,335	$211,672	$154,709	$132,587
Interest Expense	$41,964	$130,447	$90,162	$77,208	$81,770
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$13,792	$50,706	$51,204	$50,939	$46,343

	$154,828	$473,488	$353,039	$282,856	$260,700

DEBT SERVICE
Interest Expense	$41,964	$130,447	$90,162	$77,208	$81,770
Recurring Principal Amortization	$7,734	$22,480	$11,728	$6,750	$6,994

	$49,698	$152,927	$101,890	$83,958	$88,764

FIXED CHARGES
Debt Service	$49,698	$152,927	$101,890	$83,958	$88,764
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash D-42 dividend.	$13,792	$50,706	$40,494	$45,395	$46,343

	$63,491	$203,633	$142,385	$129,353	$135,107

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Significant Accounting Policies

Revenues

•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.

General and Administrative Expenses

•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

Deferred Financing Costs

•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures and Tenant Improvements	Useful lives, which approximate lease terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Significant Accounting Policies (Continued)

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.

•	Construction in progress includes shopping center developments and significant expansions and re-developments.

Capitalization

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the three month period ended March 31, 2005 and the years ended December 31, 2004, 2003, 2002 and 2001, the Company capitalized interest of $2.4 million, $10.0 million, $11.4 million, $9.5 million and $12.9 million, respectively.

•	In addition, the Company capitalized certain construction administration costs of $2.1 million for the three month period ended March 31, 2005 and $5.5 million, $5.1 million, $4.5 million and $3.3 million for the years ended December 31, 2004, 2003, 2002 and 2001, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

Gain on Sales of Real Estate

•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined

Reconciliation of Same Store Net Operating Income (NOI) to Total Revenues and Certain Expenses

	Three Month Period
	March 31,
	2005	2004
Total Revenues DDR	$179,048	$123,182
Total Revenues DDR Combined Joint Ventures	104,518	74,437
Operating and Maintenance — DDR	(25,131)	(16,022)
Real Estate Taxes — DDR	(21,668)	(15,342)
Operating and Maintenance — DDR Combined Joint Ventures	(36,772)	(25,454)

Combined NOI	$199,995	$140,801

Total Same Store NOI	$104,545	$102,834	1.7%
Property NOI from other operating segments	95,450	37,967

Combined NOI	$199,995	$140,801

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO):

	Three Month Period
	Ended March 31,
	2005	2004
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$92,711	$40,182
Depreciation and Amortization of Real Estate Investments	40,842	24,757
Equity in Net Income From Joint Ventures	(6,510)	(18,221)
Joint Venture Funds From Operations	11,315	12,676
Operating Partnership Minority Interest Expense	729	572
Gain on Sales of Real Estate	(40,015)	(160)
Cumulative effect of adoption of a new accounting standard	—	3,001

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$99,072	$62,807

Preferred dividend charges in accordance with EITF Topic No. D-42	13,792	10,604

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$112,864	$73,411

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Wholly Owned and Consolidated Capital Transactions

Acquisitions, Dispositions, Developments & Expansions

	Three Months
	Ended		Ended		Year Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,		December 31,		December 31,
	2005		2004		2003		2002		2001
Acquisitions/Transfers	$1,142.9		$2,170.8	(3)	$1,363.6	(5)	$298.6	(7)	$289.3 (9)
Completed Expansions	13.5		25.2		26.8		8.0		13.7
Developments & Construction in Progress	37.7		203.8		104.6		66.4		72.9
Tenant Improvements & Building Renovations (1)	2.5		6.6		6.3		7.3		6.1
Furniture Fixtures & Equipment	1.1		1.3		1.9		2.3		2.5

	1,197.7		2,407.7		1,503.2		$382.6		$384.5
Less: Real Estate Sales & Joint Venture Transfers	(215.4	) (2)	(689.2	) (4)	(422.4	) (6)	($72.2	) (8)	($52.7)

Total DDR Net Additions (Millions)	$982.3		$1,718.5		$1,080.8		$310.4		$331.8

(1) The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $8.0 million associated with its wholly owned and consolidated portfolio during 2005.

(2) This balance includes the transfer of seven assets with an aggregate cost of $214.1 million to the Macquarie DDR Trust joint venture, and the sale of several outparcels.

(3) Includes the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(4) In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of twelve assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust joint venture, the transfer of twelve assets with an aggregate cost of $124.0 to the DPG Realty Holdings joint venture and the transfer of thirteen assets with an aggregate cost of $203.2 to the DDR Markaz II joint venture.

(5) Includes the merger of JDN and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(6) In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.

(7) Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(8) Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.

(9) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Wholly Owned and Consolidated Acquisitions
for the Three Month Period Ended March 31, 2005

		Cost	Acquisition
Property Location	GLA (1)	(Millions)	Date	Major Tenants
Caribbean Property Group	4,851,922	$1,142.9	01/27/05	Portfolio of 15 operating properties located in Puerto Rico

Total	4,851,922	$1,142.9

(1) GLA may include property managed, but not owned.

There were no third party dispositions for the three month period ended
March 31, 2005.

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Three Month Period Ended March 31, 2005

Projects Completed
Tallahassee, FL	Retenanting of former Lowe’s with Bealls (opened 04/04), Cato and It’s Fashion (opened 01/05) plus an additional junior anchor.
Suwanee, GA	Retenanting of former K-Mart with PetsMart (opened 4/05) and Shoe Gallery (opened 03/04) plus an additional junior anchor.
Hendersonville, NC	Recapture of former Wal-Mart space; demolition of 45,000 sq ft for Epic Theater, Big Lots and an additional junior anchor.
Johnson City, TN	Kohl’s to construct 88,248 sf retail building (opened 4/05), plus construction of 25,000 sf additional retail space.

Total Net Cost (Millions)	$13.5

Projects in Progress
Gadsden, AL	Break-up of 64,400 sf building to create a 20,000 sf Fred’s (opened 05/04), a 14,000 sf Burke’s Outlet (opened 12/04) and another junior anchor.
Ottumwa, IA	Recapture Wal-Mart and release to 34,500 sf Goody’s (opened 9/04) and 47,422 sf of additional junior anchor stores.
Gaylord, MI	Recapture Wal-Mart and release to 38,594 sf Big Lots and 72,213 sf additional junior anchor stores.
Princeton, NJ	Expansion of the existing center to create a 37,200 sf Babies ‘R Us and additional 39,600 sf of retail space including West Elm, Snip Its, Yankee Candle, Barbeques Galore, and other retailers to be announced.
Allentown, PA	Construction of 18,200 sf outparcel building for retail tenants including Sleepys, Super Cuts, Quiznos, Cold Stone Creamery and other retailers to be announced.
Erie, PA	Construct 6,700 sf free standing building for retail shops.

Total Net Cost (Millions)	$17.9

Projects to Commence Construction
Amherst, NY	Construct 5,300 sf free standing building for retail shops.
Ocala, FL	Recaptured the Winn Dixie and expanding the space 6,000 sf for Hobby Lobby.

Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Wholly Owned and Consolidated Development Projects
for the Three Month Period Ended March 31, 2005

			Substantial
		Net Cost	Completion
	GLA	(Millions)	Date	Major Tenants
Projects Substantially Completed
Overland Park, KS	83,642	$9.1	2005	Home Depot, Sam’s Club, Aldi’s Grocery, Party City, Goodyear Tire, Bank of America, Babies ‘R Us (opened 12/04), Golf Galaxy (opened 3/05), CiCi’s Pizza and 3,427 sf of additional retail space
Projects in Progress
Miami, FL	622,423	$98.4	2006	To be announced
Chesterfield, MI	105,400	$13.6	2005 & 2006	25,400 sf of small shop retail and additional retail space
Lansing, MI	177,369	$16.3	2005	Wal-Mart, Lowe’s, Michael’s, Gander Mountain, PetsMart (scheduled to open 3rd quarter 2005).
Freehold, NJ	500,000	$26.3	2005	Wal-Mart and Sam’s Club and other retail tenants and outparcels to be announced
Mt. Laurel, NJ	715,251	$57.1	2004 & 2005	Target, Bed, Bath & Beyond, Lane Bryant, Payless Shoe Source (opened 4th quarter 2004). Costco and Panera Bread (opened 1st quarter 2005). TJ Maxx, PetsMart, JoAnn’s, DSW, and Golf Galaxy (all scheduled to open 2nd quarter 2005), and The Sports Authority (scheduled to open 3rd quarter 2005), Wegman’s (scheduled to open 1st quarter 2006), and other retail tenants and outparcels to be announced
Apex, NC (Beaver Creek Crossings - Phase I) (1)	341,965	$57.0	2006	To be announced
Pittsburgh, PA	358,605	$16.4	2006	Target, Sportsmans Warehouse and other retail tenants to be announced
Projects to Commence Construction
Norwood, MA	107,015	$25.5	2006	To be announced
McKinney, TX (Phase II)	87,757	$7.3	2006	To be announced

Wholly Owned Development Totals	3,099,427	$327.1

(1) The asset is being developed with First Carolina Properties who has a 20% minority interest.

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Wholly Owned and Consolidated Development
Assets Placed in Service as of March 31, 2005

	Assets Placed in Service
Date	(Millions)
As of December 31, 2004	$40.6
1st Quarter 2005	$4.1
2nd Quarter 2005	$20.5
3rd Quarter 2005	$9.3
4th Quarter 2005	$18.7
Thereafter	$233.9

Total	$327.1

Wholly Owned and Consolidated Development Funding Schedule as of March 31, 2005

Funded as of March 31, 2005	$184.2
Projected Net Funding During 2005	$87.2	(1)
Projected Net Funding Thereafter	$55.6	(1)

Total	$327.1

(1) Amount will be reduced by the additional proceeds to be obtained through construction loans.

Wholly Owned Development Delivery and Funding Schedules 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Consolidated Debt
as of March 31, 2005

		Mortgage		Maturity	Interest
		Balance (000's)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facility:
$200 Million Term Loan		$200,000		05/07	3.460
$1 Billion Revolving Credit Facility		440,000		05/08	3.377
$60 Million Revolving Credit Facility		0		05/08

Total Term and Credit Facility Debt		640,000

PUBLIC DEBT:
Medium Term Notes	F	1,000		11/05	7.280
Medium Term Notes	F	97,540	(2)	03/07	7.000
Medium Term Notes	F	10,000		07/07	7.020
Unsecured Notes	F	85,000		08/07	6.950
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,927		01/08	6.625
Medium Term Notes	F	274,123		01/09	3.875
Medium Term Notes	F	299,641		07/10	4.625
Medium Term Notes	F	249,081		04/11	5.250
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		1,218,312

MORTGAGE DEBT:
Hamilton, NJ	F	30,000		05/05	2.942
Hamilton, NJ	V	26,971		05/05	4.420
MPR Portfolio	V	175,000	(3)	07/05	5.099
MPR Portfolio (Mezzanine)	V	25,000	(3)	07/05	8.870
Detroit, MI	F	1,366		11/05	7.375
CPR Portfolio	V	365,000	(4)	04/06	5.570
San Antonio, TX	V	25,000		07/06	4.370
Bayonet Point, FL	F	5,327		08/06	9.750
Silver Springs, MD (Tech 29-2)	F	3,446		09/06	9.050
Dublin, OH	F	9,390		09/06	8.375
Pickerington, OH	F	4,245		12/06	8.250
Sault St. Marie, MI	F	2,247		05/07	8.375
St. Louis, MO (Olympic)	F	3,448		08/07	9.150
Berlin, VT	F	4,940		08/07	9.750
Mt. Laurel, NJ	V	38,250		09/07	3.770
Apex, NC	V	15,573		10/07	3.870
Dallas, TX (Carpenter)	F	27,866		01/08	7.250
Tupelo, MS	F	11,680		03/08	4.410
Jacksonville, FL	F	6,702		03/08	4.410
Solon, OH	F	16,180		03/08	4.410
N. Charleston, SC	F	11,584		03/08	4.410
Walker, MI	F	8,521		03/08	4.410
Mt. Pleasant, SC (GS II)	F	7,850		03/08	4.410
Meridian, ID (GS II)	F	25,370		03/08	4.410

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Consolidated Debt
as of March 31, 2005 (con’t)

		Mortgage	Maturity	Interest
		Balance	Date	Rate (1)
Birmingham, AL (GS II)	F	$27,477	03/08	4.410
Wilmington, NC (GS II)	F	21,062	03/08	4.410
Durham, NC (GS II)	F	7,180	03/08	4.410
Silver Springs, MD (Tech 29-1)	F	6,840	02/09	7.330
Leawood, KS	F	51,163	07/09	7.310
Martinsville, VA	F	19,804	12/09	8.460
St. Louis, MO (Keller)	F	1,554	01/10	8.625
Big Flats, NY (Big Flats I)	F	11,378	12/10	8.011
Plattsburgh, NY	F	11,109	12/10	8.000
Erie, PA	F	25,523	04/11	6.880
Erie, PA	F	2,946	04/11	6.880
Boardman, OH	F	26,506	04/11	6.880
St. Louis, MO (Sunset)	F	34,360	04/11	6.880
St. Louis, MO (Brentwood)	F	25,523	04/11	6.880
Denver, CO (Centennial)	F	38,286	04/11	6.880
Gates, NY (Westgate)	F	24,964	10/11	7.240
Indian Train, NC (Union TC Ph I)	F	6,980	10/11	7.000
Ashtabula, OH	F	6,948	12/11	7.000
West Pasco, FL	F	4,784	02/12	9.625
Denver, CO (Univ Hills)	F	28,757	06/12	7.300
St. Louis, MO (Gravois)	F	1,748	07/12	8.625
N. Charleston, SC	F	10,784	07/12	7.370
Moorseville, NC	F	23,963	12/12	6.930
Big Flats, NY (Big Flats IV)	F	1,069	01/13	7.600
Big Flats, NY (Big Flats II)	F	4,728	01/13	8.010
Buffalo, NY (Delaware Commons)	F	1,215	01/13	6.960
Jamestown, NY (Southside Plaza)	F	1,735	04/13	7.590
Victor, NY (Victor Square)	F	6,665	04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	51,698	05/13	6.990
Beachwood, OH	F	3,795	07/13	7.640
W. Long Branch, NJ (Monmouth)	F	15,087	07/13	8.570
Boynton Beach, FL (Meadows Square)	F	4,723	07/13	6.720
Englewood, FL (Rotonda)	F	2,203	07/13	5.800
Reno, NV	V	3,600	02/15	5.950
Olean, NY	F	4,962	07/15	8.995
Mays Landing, NJ (Hamilton)	F	16,264	09/15	4.700
Columbus, OH (Consumer II West)	F	14,231	11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	13,109	11/15	7.850
Lockport, NY (Walmart/Tops)	F	13,571	01/16	8.000
Merriam, KS (TIF)	F	8,575	02/16	6.900
Rome, NY (Freedom)	F	4,642	09/16	7.850
Medina, NY	F	4,038	11/16	7.660
Bellefontaine, OH	F	2,449	12/16	7.500
Amherst, NY (Tops Transit + French)	F	5,446	12/16	7.680

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Consolidated Debt
as of March 31, 2005 (con’t)

		Mortgage		Maturity	Interest
		Balance		Date	Rate (1)
Canandaigua, NY	F	$6,001		01/17	6.150
Cheektowaga, NY (Walmart Thruway)	F	5,173		10/17	6.780
Ithaca, NY	F	20,065		01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	14,168		07/18	5.670
Springville, NY	F	6,417		07/18	6.375
Niskayuna, NY (Mohawk)	F	26,001		12/18	5.750
Henderson, TN	F	9,246		01/19	7.660
Spring Hill, FL	F	5,271		09/19	9.750
Alden, NY	F	4,527		10/19	8.100
Cedar Rapids, IA	F	9,991		01/20	9.375
Riverdale, UT (North)	F	8,917		10/20	9.300
Plainville, CT	F	7,190		04/21	7.125
Allentown, PA	F	18,514		06/21	6.950
Princeton, NJ	V	24,998		09/25	4.370
Princeton, NJ	F	25,963		03/27	8.262
Bayamon, PR (Rio Hondo)	F	57,391		05/28	7.180
San Juan, PR (Seniorial Plaza)	F	14,903		05/28	7.180
Bayamon, PR (Rexville Plaza)	F	8,979		05/28	7.180
Arecibo, PR (Atlantico)	F	14,996		05/28	7.180

Total Mortgage Debt		1,743,113

Total Debt		$3,601,425
Adjustment for Reverse Swap		1,246	(5)

		$3,602,671

Weighted Average — Total				5.18 years	5.4%

Weighted Average — Fixed				6.95 years	6.0%

Weighted Average — Floating				2.39 years	4.4%

Notes:

F — Fixed Rate Debt                    V — Variable Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2005 deferred finance cost amortization of approximately $7.0 million, net is offset by approximately $12.5 million of fair market value adjustment.

2.	Public debt of $60 million has been converted to a variable rate of 4.285%. The remaining balance of $37.5 million is at the stated fixed rate.

3.	Encumbers five shopping center properties as follows:

Plaza Del Norte	Plaza Vega Baja
Plaza Del Oeste	Plaza Wal-Mart
Plaza Fajardo

4.	Encumbers six shopping center properties as follows:

Camino Real	Plaza Escorial
Plaza Cayey	Plaza Isabella
Plaza Del Sol	Plaza Palma Real

5.	Offset included in other assets.

Summary of Consolidated Debt     3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2005
(000’s)

	2005 Payments	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											7,190	7,190
Bayonet Point, FL		5,327										5,327
Tupelo, MS	287	300	313	10,852								11,752
Jacksonville, FL	164	172	180	6,227								6,743
Reno, NV	32	59	64	67	73	78	84	89	96	103	2,854	3,600
Denver, CO (Univ Hills)	522	562	604	650	699	752	809	24,286				28,884
Henderson, TN	366	395	426	460	497	536	578	624	674	727	4,055	9,337
Allentown, PA	621	666	714	765	820	879	942	1,009	1,082	1,159	10,009	18,665
Erie, PA	273	293	314	331	360	386	23,640					25,596
Erie, PA	31	33	36	38	41	44	2,731					2,954
Martinsville, VA	203	221	241	258	18,936							19,859
Boardman, OH	283	303	325	343	373	400	24,555					26,581
Solon, OH	397	415	434	15,033								16,280
St. Louis, MO (Sunset)	366	392	421	444	483	518	31,834					34,458
St. Louis, MO (Brentwood)	273	293	314	331	360	386	23,640					25,596
Denver, CO (Centennial)	408	438	469	496	539	578	35,467					38,395
Cedar Rapids, IA	315	346	380	417	458	503	552	606	665	730	5,094	10,067
St. Louis, MO (Olympic)	335	367	2,826									3,529
St. Louis, MO (Gravois)	310	355	389	292	115	125	136	162				1,883
St. Louis, MO (Keller)	265	289	315	343	374	33						1,619
N. Charleston, SC	284	297	311	10,763								11,656
Sault St Marie, MI	990	1,079	418									2,487
Walker, MI	209	219	229	7,917								8,573
Detroit, MI	2,922											2,922
Mt. Pleasant, SC	193	201	211	7,294								7,899
Merridian, ID	623	651	681	23,573								25,527
Riverdale, UT (North)	261	287	315	345	379	415	456	500	548	602	4,873	8,980
Birmingham, AL	674	705	737	25,530								27,646
Wilmington, NC	517	541	565	19,570								21,192
Berlin, VT			4,940									4,940
Spring Hill, FL	170	187	206	227	251	276	304	335	370	407	2,578	5,312
West Pasco, FL								4,784				4,784
Princeton, NJ	358	389	423	454	499	543	590	636	697	758	20,711	26,057
Beachwood, OH	332	359	387	420	451	487	525	567	349			3,876
Leawood, KS	1,117	1,201	1,292	1,390	46,435							51,435
Durham, NC	176	184	193	6,672								7,225
Bellefontaine, OH	133	143	154	166	179	193	208	224	241	260	582	2,481
Dublin, OH	270	9,185										9,455
Pickerington, OH	219	4,079										4,298
Dallas, TX (Carpenter)	489	525	565	26,406								27,985
Silver Springs, MD (Tech 29-1)	158	170	183	196	6,173							6,880
Silver Springs, MD (Tech 29-2)	93	3,376										3,469

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities     3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2005 (con’t)
(000’s)

	2005 Payments	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	Thereafter	Total
Jamestown, NY (Southside Plaza)	153	165	178	193	208	225	242	262	147			1,773
Ithaca, NY	980	1,052	1,128	1,210	1,298	1,393	1,494	1,603	1,720	1,845	6,579	20,303
Columbus, OH (Consumer II West)	380	420	465	514	568	628	694	767	848	937	8,103	14,322
Olean, NY	298	326	357	390	427	467	511	559	611	669	419	5,034
N. Charleston, SC	192	206	222	239	257	277	298	9,140				10,831
W. Long Branch, NJ (Monmouth)	1,269	1,382	1,506	1,640	1,786	1,945	2,119	2,307	1,440			15,394
Big Flats, NY (Big Flats I)	1,592	1,724	1,867	2,022	2,190	2,374						11,767
Mays Landing, NJ (Wrangleboro)	1,953	2,094	2,245	2,407	2,581	2,767	2,967	3,181	31,981			52,174
Plattsburgh, NY	1,554	1,683	1,823	1,974	2,138	2,317						11,489
Amherst, NY (Kmart/Blvd Cons. II)	802	868	938	1,015	1,097	1,187	1,283	1,388	1,500	1,623	1,603	13,304
Big Flats, NY (Big Flats IV)	58	63	68	73	79	86	92	100	464			1,083
Lockport, NY (Walmart/Tops)	805	872	944	1,022	1,107	1,199	1,298	1,406	1,523	1,649	1,942	13,767
Big Flats, NY (Big Flats II)	426	462	501	543	589	639	693	751	228			4,832
Amherst, NY (Tops Transit + French)	291	315	340	367	396	427	461	498	538	580	1,303	5,516
Amherst, NY (Target/Blvd Cons. II)	722	764	808	856	905	958	1,014	1,073	1,135	1,201	4,908	14,345
Medina, NY	219	236	255	275	297	320	346	373	403	435	932	4,092
Mays Landing, NJ (Hamilton)	1,213	1,271	1,332	1,396	1,463	1,534	1,607	1,684	1,765	1,850	1,446	16,562
Gates, NY (Westgate)	280	301	324	349	375	404	23,004					25,039
Boynton Beach, FL (Meadows Square)	389	453	485	519	556	595	637	682	513			4,828
Rome, NY (Freedom)	253	273	295	319	345	374	404	437	472	511	1,019	4,703
Englewood, FL (Rotonda)	210	223	236	250	265	281	298	315	176			2,255
Moorseville, NC	261	279	300	322	345	370	397	426	21,334			24,032
Alden, NY	148	160	173	188	208	246	266	289	313	343	2,229	4,563
Indian Train, NC (Union TC Ph I)	82	88	95	102	109	117	6,408					7,002
Cheektowaga, NY (Walmart Thruway)	265	284	304	325	348	372	398	426	456	487	1,574	5,238
Ashtabula, OH	81	87	93	100	107	115	6,386					6,969
Buffalo, NY (Delaware Commons)	119	127	137	146	157	168	180	193	26			1,254
Springville, NY	311	331	353	376	401	427	455	485	517	551	2,287	6,492
Niskayuna, NY (Mohawk)	1,260	1,335	1,414	1,497	1,585	1,679	1,778	1,883	1,994	2,112	9,771	26,310
Canandaigua, NY	351	373	396	421	448	476	507	539	573	609	1,395	6,087
Victor, NY (Victor Square)	89	95	100	107	113	120	127	135	5,803			6,689
Bayamon, PR (Rio Hondo)	811	941	1,011	1,076	1,169	1,256	1,351	1,442	1,561	1,679	45,256	57,554
San Juan, PR (Seniorial Plaza)	211	244	263	279	303	326	351	375	405	436	11,752	14,945
Bayamon, PR (Rexville Plaza)	127	147	158	168	183	197	211	226	244	263	7,080	9,004
Arecibo, PR (Atlantico)	212	246	264	281	305	328	353	377	408	439	11,825	15,038
CPR Portfolio		365,000										365,000
MPR Portfolio	175,000											175,000
MPR Portfolio (Mezzanine)	25,000											25,000
Merriam, KS (TIF)											8,575	8,575
Princeton, NJ (Nassau Pav)											24,998	24,998
San Antonio, TX		25,000										25,000
Payments Made Through 3/31/05	-9,241											-9,241
Total — Property Mortgages	224,765	444,897	41,952	191,231	103,202	33,723	205,680	67,142	83,819	22,966	212,942	1,632,319

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities      3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2005 (con’t)
(000’s)

	2005 Payments	2006 Payments	2007 Payments		2008 Payments		2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	Thereafter	Total
CONSTRUCTION LOANS
$20 Million Construction Loan			15,573											15,573
(National City Bank)
$48 Million Construction Loan			38,250											38,250
(Wachovia Bank)
Hamilton, NJ	56,971													56,971

Total — Construction Loans	56,971	0	53,823		0		0	0	0	0	0	0	0	110,794

DEBT OFFERINGS
Senior Notes	1,000		109,540		99,927		274,123	299,641	249,081				100,000	1,133,312
Unsecured Notes			85,000											85,000

Total — Debt Offerings	1,000	0	194,540		99,927		274,123	299,641	249,081	0	0	0	100,000	1,218,312
Total — Property Mortgages,	282,737	444,897	290,315		291,158		377,325	333,364	454,761	67,142	83,819	22,966	312,942	2,961,425
Construction Loans & Debt Offerings

REVOLVING CREDIT FACILITIES & TERM LOANS
$1 Billion Unsecured Credit					440,000	(1)								440,000
(JPMorgan Chase)
$200 Million Unsecured Credit			200,000	(1)										200,000
(JPMorgan Chase)
$60 Million Unsecured Credit					0	(1)								0
(National City Bank)

Total — Debt	$282,737	$444,897	$490,315		$731,158		$377,325	$333,364	$454,761	$67,142	$83,819	$22,966	$312,942	$3,601,425

Notes:

(1)	Balance at March 31, 2005 on revolving credit facilities. The $1 billion JPMorgan Chase facility has one one-year extension option to 2009. The $200 million JPMorgan Chase facility has one one-year extension option to 2008.
The $60 million National City Bank facility has one one-year extension option to 2009.

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2005

		RVIP III B			RVIP VIII Tech		Community Centers	Community Centers	Community Centers
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Ridge LLC	DPG	(5)	Five	Seven
Real Estate Assets	$48.6	$84.2	$32.2	$173.2	$32.2	$128.7	$0.0	$249.8	$15.6
Accumulated Depreciation	(2.1)	(7.8)	(4.0)	(16.7)	(1.1)	(1.3)	0.0	(34.8)	(1.3)

Real Estate, net	46.5	76.4	28.2	156.5	31.1	127.4	0.0	215.0	14.3

Receivables, Net	1.5	(0.1)	0.9	3.7	0.3	0.8	0.2	6.4	0.2
Other assets	0.1	0.8	1.1	7.4	1.3	3.1	1.2	6.9	0.4

	$48.1	$77.1	$30.2	$167.6	$32.7	$131.3	$1.3	$228.3	$14.9

Mortgage Debt	$28.0	$55.4	$18.3	$107.0	$23.3	$11.7	$0.0	$156.0	$11.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.5	2.7	0.8	16.8	0.6	2.2	3.3	3.5	0.2

	28.5	58.1	19.1	123.8	23.9	13.9	3.3	159.5	11.2
Accumulated equity (deficit)	19.6	19.0	11.1	43.9	8.8	117.4	(2.0)	68.8	3.7

	$48.1	$77.1	$30.2	$167.6	$32.7	$131.3	$1.3	$228.3	$14.9

Proportionate share of other assets/liabilities, net	$0.3	($0.5)	$0.3	($1.2)	$0.3	$0.2	($1.0)	$4.9	$0.2

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

     Combining Statements of Operations
for the period ended March 31, 2005

		RVIP III B			RVIP VIII Tech		Community Centers	Community Centers	Community Centers
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Ridge LLC	DPG	(5)	Five	Seven
Revenues from operations	$1.4	$3.1	$1.2	$4.5	$1.3	$3.3	$0.0	$8.6	$0.5
Rental operation expenses	(0.6)	(1.0)	(0.6)	(1.8)	(0.4)	(0.8)	0.0	(2.5)	(0.1)

Net operating income	0.8	2.1	0.6	2.7	0.9	2.5	0.0	6.1	0.4
Depreciation and amortization expense	(0.3)	(0.6)	(0.2)	(1.0)	(0.2)	(0.7)	0.0	(1.5)	(0.1)
Interest expense	(0.3)	(0.6)	(0.4)	(1.4)	(0.3)	(0.2)	0.0	(2.7)	(0.2)

Income (loss) before gain on sale	0.2	0.9	0.0	0.3	0.4	1.6	0.0	1.9	0.1
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.3	0.0	0.0
Discontinued operations	0.0	0.0	0.0	(0.0)	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.2	$0.9	$0.0	$0.3	$0.4	$1.6	$0.3	$1.9	$0.1
DDR Ownership interest	***	***	***	***	***	10%	***	50%	50%

	$0.1	$0.3	($0.0)	$0.1	$0.2	$0.2	$0.3	$1.0	$0.1
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.1	$0.4	$0.0	$0.1	$0.2	$0.2	$0.2	$1.0	$0.1

Proportionate share of net operating income	$0.2	$0.5	$0.1	$0.6	$0.2	$0.3	$0.0	$3.0	$0.2

Proportionate share of interest expense	$0.1	$0.2	$0.1	$0.3	$0.1	$0.0	$0.0	$1.3	$0.1

Funds From Operations (“FFO”):
Net income (loss)	$0.2	$0.9	($0.0)	$0.3	$0.4	$1.6	$0.3	$1.9	$0.1
Depreciation of real property	0.3	0.6	0.2	1.0	0.2	0.7	0.0	1.5	0.1
(Gain) loss on sale	0.0	0.0	0.0	(0.0)	0.0	0.0	(0.3)	0.0	0.0

	$0.5	$1.5	$0.2	$1.3	$0.6	$2.3	$0.0	$3.4	$0.2
DDR ownership interest	***	***	***	***	***	10%	***	50%	50%

DDR FFO	$0.1	$0.5	$0.0	$0.3	$0.2	$0.2	$0.1	$1.7	$0.1

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2005

	Community		Lennox Town	Sun Center	Dublin Village	Dublin Village
	Centers Eight	Kildeer, IL	Center (2)	Limited (2)	(2)	(2) (3)	DOTRS	Littleton, CO (3)	Salisbury, MD
Real Estate Assets	$26.7	$31.0	$21.0	$25.6	$29.3	$0.1	$25.1	$3.1	$2.1
Accumulated Depreciation	(2.5)	(1.8)	(3.6)	(5.9)	(13.2)	0.0	(4.1)	0.0	(0.2)

Real Estate, net	24.2	29.2	17.4	19.7	16.1	0.1	21.0	3.1	1.9

Receivables, Net	0.9	0.3	1.3	0.7	0.3	0.0	0.7	0.0	0.0
Other assets	0.8	0.6	0.5	1.0	1.4	0.0	0.5	0.0	0.1

	$25.9	$30.1	$19.2	$21.4	$17.8	$0.1	$22.2	$3.1	$2.0

Mortgage Debt	$17.5	$19.5	$18.5	$21.0	$0.0	$0.0	$10.6	$0.0	$1.8
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.6	0.7	0.5	0.5	0.4	0.0	0.3	0.0	0.0

	18.1	20.2	19.0	21.6	0.4	0.0	10.9	0.0	1.8
Accumulated equity (deficit)	7.8	9.9	0.2	(0.2)	17.4	0.1	11.3	3.1	0.2

	$25.9	$30.1	$19.2	$21.4	$17.8	$0.1	$22.2	$3.1	$2.0

Proportionate share of other assets/liabilities, net	$0.6	$0.0	$0.6	$0.9	$1.0	($0.0)	$0.5	($0.0)	$0.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

     Combining Statements of Operations
for the period ended March 31, 2005

	Community		Lennox Town	Sun Center	Dublin Village	Dublin Village
	Centers Eight	Kildeer, IL	Center (2)	Limited (2)	(2)	(2) (3)	DOTRS	Littleton, CO (3)	Salisbury, MD
Revenues from operations	$1.1	$1.0	$1.1	$1.0	$0.5	$0.0	$1.0	$0.0	$0.1
Rental operation expenses	(0.4)	(0.2)	(0.3)	(0.3)	(0.2)	(0.0)	(0.3)	(0.0)	(0.0)

Net operating income	0.7	0.8	0.8	0.7	0.3	0.0	0.7	0.0	0.1
Depreciation and amortization expense	(0.1)	(0.2)	(0.1)	(0.2)	(0.2)	0.0	(0.1)	0.0	(0.1)
Interest expense	(0.4)	(0.3)	(0.4)	(0.4)	0.0	0.0	(0.1)	0.0	(0.0)

Income (loss) before gain on sale	0.2	0.3	0.3	0.1	0.1	0.0	0.5	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.2	$0.3	$0.3	$0.1	$0.1	$0.0	$0.5	$0.0	$0.0
DDR Ownership interest	50%	10%	***	***	***	***	50%	50%	50%

	$0.1	$0.0	$0.2	$0.1	$0.1	($0.0)	$0.2	($0.0)	$0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	(0.1)	0.0	0.0	0.0	0.0

	$0.1	$0.0	$0.2	$0.1	($0.1)	$0.0	$0.2	$0.0	$0.0

Proportionate share of net operating income	$0.4	$0.1	$0.4	$0.6	$0.2	($0.0)	$0.3	($0.0)	$0.0

Proportionate share of interest expense	$0.2	$0.0	$0.2	$0.3	$0.0	$0.0	$0.0	$0.0	$0.0

Funds From Operations (“FFO”):
Net income (loss)	$0.2	$0.3	$0.3	$0.1	$0.1	$0.0	$0.5	$0.0	$0.0
Depreciation of real property	0.1	0.2	0.1	0.2	0.2	0.0	0.1	0.0	0.1
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.4	$0.5	$0.4	$0.3	$0.3	$0.0	$0.6	$0.0	$0.1
DDR ownership interest	50%	10%	***	***	***	***	50%	50%	50%

DDR FFO	$0.2	$0.1	$0.2	$0.3	$0.2	($0.0)	$0.3	($0.0)	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2005

	Coon Rapids, MN			Service	Jefferson County,		Sansone Group /
	(5)	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	MO	Apex IV (3)	DDRC LLC	DDR Markaz	DDR Markaz II
Real Estate Assets	$0.0	$27.5	$112.4	$132.8	$5.9	$7.7	$0.4	$167.2	$201.9
Accumulated Depreciation	0.0	(4.7)	(7.2)	(5.8)	(0.3)	0.0	(0.2)	(7.5)	(2.2)

Real Estate, net	0.0	22.8	105.2	127.0	5.6	7.7	0.2	159.7	199.7

Receivables, Net	0.0	1.2	2.1	11.9	0.1	0.0	1.6	1.6	2.0
Other assets	1.0	0.7	4.0	39.2	0.1	0.0	2.1	6.6	7.3

	$1.0	$24.7	$111.3	$178.1	$5.8	$7.7	$3.9	$167.9	$209.0

Mortgage Debt	$0.0	$17.3	$85.0	$61.3	$2.8	$0.0	$0.0	$110.0	$150.5
Amounts payable to DDRC	0.0	0.0	0.1	15.5	3.1	7.5	0.0	0.8	0.7
Other liabilities	0.8	0.4	0.4	61.3	0.1	0.0	0.9	2.2	(0.8)

	0.8	17.7	85.5	138.1	6.0	7.5	0.9	113.0	150.4
Accumulated equity (deficit)	0.2	7.0	25.8	40.0	(0.2)	0.2	3.0	54.9	58.6

	$1.0	$24.7	$111.3	$178.1	$5.8	$7.7	$3.9	$167.9	$209.0

Proportionate share of other assets/liabilities, net	$0.1	$1.0	$1.4	$8.9	$0.1	$0.0	$1.4	$1.2	$2.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$1.5	$6.0	$0.0	$0.0	$0.0

     Combining Statements of Operations
for the period ended March 31, 2005

	Coon Rapids, MN			Service	Jefferson County,		Sansone Group /
	(5)	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	MO	Apex IV (3)	DDRC LLC	DDR Markaz	DDR Markaz II
Revenues from operations	$0.0	$1.3	$4.1	$6.2	$0.2	$0.0	$3.3	$5.3	$5.2
Rental operation expenses	0.0	(0.3)	(1.5)	(3.1)	(0.1)	0.0	(2.7)	(1.7)	(1.8)

Net operating income	0.0	1.0	2.6	3.1	0.1	0.0	0.6	3.6	3.4
Depreciation and amortization expense	0.0	(0.2)	(0.9)	(1.8)	(0.0)	0.0	0.0	(1.0)	(1.3)
Interest expense	0.0	(0.4)	(1.3)	(2.2)	(0.1)	0.0	0.0	(1.2)	(2.0)

Income (loss) before gain on sale	0.0	0.4	0.4	(0.9)	0.0	0.0	0.6	1.4	0.1
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.4	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.0	$0.4	$0.4	$0.4	$0.0	$0.0	$0.6	$1.4	$0.1
DDR Ownership interest	***	67%	25%	25%	50%	20%	50%	20%	***

	$0.0	$0.3	$0.1	$0.1	($0.0)	$0.0	$0.3	$0.3	$0.0
Amortization of basis differential	0.0	0.0	(0.1)	0.0	0.0	0.0	(0.1)	0.0	0.1

	$0.0	$0.3	$0.0	$0.1	$0.0	$0.0	$0.2	$0.2	$0.1

Proportionate share of net operating income	$0.0	$0.6	$0.6	$0.8	$0.1	$0.0	$0.3	$0.7	$0.7

Proportionate share of interest expense	$0.0	$0.2	$0.3	$0.5	$0.0	$0.0	$0.0	$0.2	$0.4

Funds From Operations (“FFO”):
Net income (loss)	$0.0	$0.4	$0.4	$0.4	$0.0	$0.0	$0.6	$1.4	$0.1
Depreciation of real property	0.0	0.2	0.9	1.9	0.0	0.0	0.0	1.0	1.3
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.0	$0.6	$1.3	$2.3	$0.0	$0.0	$0.6	$2.4	$1.4
DDR ownership interest	***	67%	25%	25%	50%	20%	50%	20%	***

DDR FFO	$0.0	$0.4	$0.3	$0.6	$0.0	$0.0	$0.3	$0.5	$0.4

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2005

	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie
	Ward Parkway	Totem Lakes	Phoenix Spectrum	Westover	Buena Park	Merriam, KS	Fund LLC	Management LLC	Total
Real Estate Assets	$51.8	$38.3	$48.8	$13.4	$91.5	$6.8	$1,637.4	$0.0	$3,472.3
Accumulated Depreciation	(1.6)	(0.8)	(1.2)	0.0	(0.6)	0.0	(28.5)	0.0	(160.7)

Real Estate, net	50.2	37.5	47.6	13.4	90.9	6.8	1,608.9	0.0	3,311.6

Receivables, Net	0.9	0.2	0.7	0.0	0.1	0.0	24.7	0.0	65.0
Other assets	0.7	0.5	1.5	0.0	1.1	2.3	43.3	5.4	142.9

	$51.8	$38.2	$49.8	$13.4	$92.1	$9.1	$1,676.9	$5.4	$3,519.5

Mortgage Debt	$31.5	$26.0	$39.0	$5.8	$61.0	$0.0	$970.4	$0.0	$2,060.1
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.1	0.1	1.0	28.9
Other liabilities	1.0	0.5	1.5	0.0	2.6	9.0	11.7	0.3	125.7

	32.5	26.5	40.5	5.8	63.6	9.1	982.2	1.3	2,214.7
Accumulated equity (deficit)	19.3	11.7	9.2	7.6	28.5	0.0	694.7	4.1	1,304.9

	$51.8	$38.2	$49.8	$13.4	$92.1	$9.1	$1,676.9	$5.4	$3,519.5

Proportionate share of other assets/liabilities, net	$0.1	$0.0	$0.1	($0.0)	($0.3)	($1.4)	$8.2	$2.5	$32.4

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$7.6

     Combining Statements of Operations
for the period ended March 31, 2005

	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie
	Ward Parkway	Totem Lakes	Phoenix Spectrum	Westover	Buena Park	Merriam, KS	Fund LLC	Management LLC	Total
Revenues from operations	$1.5	$1.0	$2.0	$0.0	$3.0	$0.0	$41.1	$0.6	$104.5
Rental operation expenses	(0.7)	(0.4)	(0.9)	0.0	(1.2)	0.0	(12.6)	(0.1)	(36.8)

Net operating income	0.8	0.6	1.1	0.0	1.8	0.0	28.5	0.5	67.7
Depreciation and amortization expense	(0.2)	(0.2)	(0.4)	0.0	(0.4)	0.0	(7.6)	(0.1)	(19.7)
Interest expense	(0.4)	(0.3)	(0.5)	0.0	(0.7)	0.0	(9.5)	0.0	(26.0)

Income (loss) before gain on sale	0.2	0.1	0.2	0.0	0.7	0.0	11.4	0.4	22.1
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.3
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.3
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

Net income (loss)	$0.2	$0.1	$0.2	$0.0	$0.7	$0.0	$11.4	$0.4	$23.7
DDR Ownership interest	20%	20%	20%	10%	20%	20%	***	50%

	$0.0	$0.0	$0.0	$0.0	$0.1	$0.0	$2.2	$0.2	$6.5
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.0

	$0.0	$0.0	$0.0	$0.0	$0.1	$0.0	$2.5	$0.2	$6.5

Proportionate share of net operating income	$0.2	$0.1	$0.2	$0.0	$0.4	$0.0	$4.1	$0.3	$16.2

Proportionate share of interest expense	$0.1	$0.1	$0.1	$0.0	$0.1	$0.0	$1.4	$0.0	$6.5

Funds From Operations (“FFO”):
Net income (loss)	$0.2	$0.1	$0.2	$0.0	$0.7	$0.0	$11.4	$0.4	$23.7
Depreciation of real property	0.2	0.2	0.4	0.0	0.4	0.0	7.6	0.1	19.9
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.3)

	$0.4	$0.3	$0.6	$0.0	$1.1	$0.0	$19.0	$0.5	$43.2
DDR ownership interest	20%	20%	20%	10%	20%	20%	***	50%

DDR FFO	$0.1	$0.1	$0.1	$0.0	$0.2	$0.0	$3.4	$0.3	$11.3

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

(1) Amounts may differ slightly from actual results, due to rounding.

(2) Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3) Represents undeveloped land.

(4) The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected in DDR Consolidated Statement of Operations. The joint venture’s total related party interest expense for the three months ended March 31, 2005 totaled $0.3 million, of which $0.1 million, or approximately 25%, is reflected in revenues from operations in the Company’s Consolidated Statement of Operations.

(5) Real estate assets sold to the MDT joint venture in 2003 and 2004.

*** See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP III
Date Formed:	January 1998
Property Name/Location:	City Place - Long Beach, CA

Major Tenants:	Wal-Mart
Ross Dress for Less
Nordstrom Rack
Anna’s Linens
Hometown Buffet
Payless Shoe Source

Partnership Structure
Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return on equity

Fees to DDR
Management Fee:	3.5% of gross rents
Construction Management Fee:	5% of cost of construction (including architectural & engineering and other soft costs)
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$4.8
PREI	14.5
Coventry	0.2

Total Capital	$19.6

Debt	$28.0

Total Debt & Equity	$47.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	RVIP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL

Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Chico’s
Century Theater

Partnership Structure
RVIP IIIB

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDRC	$4.4
Prudential	13.0
Coventry	1.6

Total Capital	$19.0

Debt	$55.4

Total Debt & Equity	$74.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	The joint venture consists of the following four properties:

Ten Quivira Plaza - Shawnee, KS Cherokee North - Overland Park, KS	Devonshire Village - Olathe, KS Brywood Center - Kansas City, MO

Major Tenants:	Price Chopper	La Petite Academy
	Big Lots	Osco Drug
	Dollar General	Deal$
	Sherwin Williams	Westlake Hardware
Eckerd Drug
Hollywood Video

Partnership Structure
Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross operating revenues
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)

Capital Structure (in millions)

DDR	$2.8
PREI	8.3
Coventry	0.1

Total Capital	$11.1

Debt	$18.3

Total Debt & Equity	$29.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following six properties:

	San Ysidro Village - San Ysidro, CA	Downtown Pleasant Hill - Pleasant Hill, CA
	Plaza at Puente Hills - City of Industry, CA	Richmond City Center - Richmond, CA
	Valley Central Shopping Center - Lancaster, CA	Puget Park Shopping Center - Everett, WA

Major Tenants:	Office Depot	Michael’s
	Century Theater	Staples
	Ross Stores	Albertson’s
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	K-Mart
	T.J. Maxx	Kroger
	Cinemark	Marshalls

Partnership Structure
Equity Contribution:	1% - Coventry Real Estate Partners
20% - DDR
79% - Prudential Real Estate Investors (PREI)
Cash Flow Distribution:	1% - Coventry Real Estate Partners
20% - DDR
79% - Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (75% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.2% of gross rents
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee: Leasing Fees (without co-broker):	.63% (DDR’s pro-rata share of Coventry’s .8% fee) 5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)

DDR	$8.0
PREI	31.8
Coventry	4.1

Total Capital	$43.9

Debt	$107.0

Total Debt & Equity	$150.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	RVIP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@TECH.RIDGE - Austin, TX

Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Office Depot
PetsMart
Ross Dress for Less

Partnership Structure
RVIP VIII

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR)
once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10 (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet

Capital Structure (in millions)

DDRC	$2.2
Prudential	6.9
Coventry	(0.3)

Total Capital	$8.8

Debt	$23.3

Total Debt & Equity	$32.1

* Fees shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DPG Realty Holdings LLC
Date Formed:	October 2004
Property Name/Location:	The joint venture consists of the following twelve properties:

	Tops Plaza - Elmira, NY	Tops Plaza - Avon, NY
	Tops Plaza - Hamburg, NY	Tops Plaza - Hamlin, NY
	Tops Plaza - Norwich, NY	Farragut Pointe - Farragut, TN
	Tops-Gander Mnt. Plaza - Tonawanda, NY	Columbia Square - Columbia, TN
	Tops Plaza - Arcade, NY	Five Forks Crossing - Lilburn, GA
	Tops Plaza - Tonawanda, NY	Five Forks Village - Lawrenceville, GA

Major Tenants:	Bi-Lo
BJ’s Wholesale Club
Gander Mountain Company
Kroger
Save-Rite
Tops

Partnership Structure
Equity Contribution:	10.0% - JDN QRS, Inc.
90.0% - Prudential Insurance Company of America (PICA)
Cash Flow Distribution:	10.0% - JDN QRS, Inc. 90.0% - Prudential Insurance Company of America (PICA)

Fees to DDR
Management Fee:	4% of gross income
Construction Supervision Fee:	5% of gross cost of all development and tenant improvement work (including hard and soft costs)
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
3% for renewals on years 1-5; 1.5% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals with a material amendment to the lease; 1$ if renewed without a material amendment (spaces > 20,000 square feet)
4% on new outparcels/ground leases on years 1-5; 2% on remainder of term, max 10 yrs.
2% on renewal outparcels/ground leases on years 1-5; 1% on remainder of term, max 10 yrs.
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,000 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

JDN	$11.7
PICA	105.7

Total Capital	$117.4

Debt	$11.7

Total Debt & Equity	$129.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center - Ahwatukee, AZ	Maple Grove Crossing - Maple Grove, MN
	Arrowhead Crossing - Phoenix, AZ	Tanasbourne Town Center - Portland, OR
	Eagan Promenade - Eagan, MN	Eastchase Market - Fort Worth, TX

Major Tenants:	AMC Theatre	Gander Mountain	Old Navy
	Ashley Homestores	Haggan’s	Petco
	Babies ’R Us	Kohl’s Department	Petsmart
	Barnes & Noble	Linens ’N Things	Pier One
	Bassett Furniture	Mac Frugal’s	Ross Dress for Less
	Bed Bath & Beyond	Mervyn’s (not owned)	Staples
	Byerly’s	Michael’s	Stein Mart
	Circuit City	Nordstrom Rack (not owned)	Target (not owned)
	Comp USA	Office Depot	TJ Maxx
	Cub Foods (not owned)	Office Depot (not owned)	Toys ’R Us (not owned)
	Ethan Allen (not owned)	OfficeMax	United Artists Theatre
Famous Footwear

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$34.4
DRA Advisors	34.4

Total Capital	$68.8

Debt	$156.0

Total Debt & Equity	$224.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Seven, L.P.
Date Formed:	October, 1999
Property Name/Location:	Ahwatukee Foothills Towne Center (Phase IV) - Phoenix, AZ
Major Tenants:	Best Buy
JoAnn, Etc.

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$1.9
DRA Advisors	1.9

Total Capital	$3.7

Debt	$11.0

Total Debt & Equity	$14.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center - Phoenix, AZ
Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$3.9
DRA Advisors	3.9

Total Capital	$7.8

Debt	$17.5

Total Debt & Equity	$25.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer - Kildeer, IL
Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy

Partnership Structure
Equity Contribution:	10% - DDR
90% - DRA Advisors

Cash Flow Distribution:	10% - DDR
90% - DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$1.0
DRA Advisors	8.9

Total Capital	$9.9

Debt	$19.5

Total Debt & Equity	$29.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center - Columbus, OH

Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% - DDR
50% - Casto Properties

Cash Flow Distribution:	50% - DDR
50% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$0.1
Casto Properties	0.1

Total Capital	$0.2

Debt	$18.5

Total Debt & Equity	$18.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center - Columbus, OH
Major Tenants:	Babies ’R Us
Big Bear
Michael’s
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% - DDR
20.55% - Casto Properties

Cash Flow Distribution:	79.45% - DDR
20.55% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$(0.2)
Casto Properties	(0.0)

Total Capital (1)	$(0.2)

Debt	$21.0

Total Debt & Equity	$20.8

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Continental Sawmill Limited Partnership
Date Formed:	February, 1998
Property Name/Location:	Dublin Village Center - Columbus, OH
Major Tenant:	AMC Theatre

Partnership Structure
Equity Contribution:	80.012% - DDR
19.988% - Casto Properties

Cash Flow Distribution:	80.012% - DDR
19.988% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$13.9
Casto Properties	3.5

Total Capital	$17.4

Debt	$—

Total Debt & Equity	$17.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons - Macedonia, Ohio
Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% - DDR
50% - The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% - DDR
50% - The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$5.6
The State Teachers Retirement Board	5.6

Total Capital	$11.3

Debt	$10.6

Total Debt & Equity	$21.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD
Major Tenants:	Rugged Warehouse
Dress Barn

Partnership Structure
Ownership Percentage:	50% - DDR
50% - PDK Commons Phase III L.C.

Cash Flow Distribution:	50% - DDR
50% - PDK Commons Phase III L.C.

Fees to DDR
Management Fee:	4% of gross rental income
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$0.1
PDK Salisbury LLC	0.1

Total Capital	$0.2

Debt	$1.8

Total Debt & Equity	$2.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway - Phoenix, AZ
Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% - DDR
33% - Churchill Family Trust

Cash Flow Distribution:	67% - DDR
33% - Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 - 10,000 square feet
$2.50 per square foot for spaces 10,000 - 25,000 square feet
$2.00 per square foot for spaces 25,000 - 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)

DDR	$4.7
Churchill Family Trust	2.3

Total Capital	$7.0

Debt	$17.3

Total Debt & Equity	$24.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado - Pasadena, CA

Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Loehmann’s
Macy’s
Pacific Theaters

Partnership Structure
Equity Contribution:	25% - DDR
75% - Lehman Brothers

Cash Flow Distribution:	25% - DDR
75% - Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$6.4
Lehman Brothers	19.4

Total Capital	$25.8

Debt	$85.0

Total Debt & Equity	$110.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of 59 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc.. The Joint Venture also owns designation rights to 1 asset for which it has not obtained final title through the bankruptcy court. This asset is in the process of being designated to the Joint Venture. In total, these properties are located in 26 states across the United States.

Partnership Structure
Equity Contribution:	24.63% - DDR
12.32% - Klaff Realty, L.P.
61.58% - Lubert-Adler Funds
1.47% - Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% - DDR
12.32% - Klaff Realty, L.P.
61.58% - Lubert-Adler Funds
1.47% - Random Properties Acquisition Corp I
Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	.75% of gross sales price for all sales to retail purchasers
.25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)

DDR	$25.1
Klaff	12.6
Lubert-Adler	62.8
Random Properties Acquisition Corp. I	1.5

Total Capital	$102.0	(1)

Payable to DDR	$0.2

Existing Debt	$61.3

Debt to be Assumed	$1.8	(2)

Total Debt & Equity	$165.3

(1)	Total capital includes member equity loans to the joint venture of $62.0 million as of March 31, 2005, of which DDR’s proportionate share is $15.3 million.

(2)	Represents the maximum amount of debt that could be assumed by the Joint Venture concurrent with the designation of the final undesignated property in Orlando, FL.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO
Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$

Partnership Structure
Equity Contribution:	50% - DDR
50% - The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% - DDR
50% - The Sansone Group

Fees to DDR
Management Fee:	1.5% of gross rental income
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)

DDRC	$(0.1)
The Sansone Group	(0.1)

Total Capital (1)	$(0.2)

Payable to DDR	$3.1

Debt	$2.8

Total Debt & Equity	$5.7

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR/1st Carolina Apex Phase IV LLC
Date Formed:	November 2004
Property Name/Location:	Beaver Creek Crossings - Phase II, Apex, NC
Major Tenants:	Kohl’s and other retail tenants to be announced

Partnership Structure
Equity Contribution:	80% - 1st Carolina Holdings, LLC
20% - DDR

Cash Flow Distribution:	80% - 1st Carolina Holdings, LLC
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of the project cost
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-5, 2% on years 6-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
2% on years 1-5, 1% on years 6-10 (ground lease renewals)
5% of termination fees collected from tenants
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Tenant Coordination Fee:	5% of the project cost

Capital Structure (in millions)

1st Carolina	$0.2
DDR	0.0

Total Capital	$0.2

Payable to DDR	$7.5

Debt	$0.0

Total Debt & Equity	$7.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza - Richmond, CA	Highland Grove Shopping Center - Highland, IN
	Derby Square - Grove City, OH	Springfield Commons Shopping Center - Toledo, OH
	Oviedo Park - Oviedo, FL	Apple Blossom Corners - Winchester, VA
North Pointe Plaza - Tampa, FL

Major Tenants:	Babies R Us (not owned)	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petsmart
	Circuit City	Publix
	Gander Mountain	Ross Dress for Less
	Jewel (not owned)	Target (not owned)
	Kohl’s	T.J. Maxx
	Linens ’N Things	Wal-mart (not owned)
Lowe’s (not owned)

Partnership Structure
Equity Contribution:	80% - Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% - DDR

Cash Flow Distribution:	80% - Markaz
20% - DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual internal rate of return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$11.0
Markaz	43.9

Total Capital	$54.9

Payable to DDR	$0.8

Debt	$110.0

Total Debt & Equity	$165.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz II LLC (Kuwaiti Financial Centre II)
Date Formed:	November 2004
Property Name/Location:	The joint venture consists of the following thirteen properties:

	Culver Ridge Plaza - Irondequoit, NY	Oxford Place - Oxford, MS
	Tops Plaza - LeRoy, NY	Midway Plaza - Loganville, GA
	Tops Plaza - Jamestown, NY	Chillicothe Place - Chillicothe, OH * excluding Lowe’s
	Tops Plaza - Ontario, NY	Northcreek Commons - Goodlettsville, TN
	Tops Plaza Union - Cheektowaga, NY	Panorama Plaza - Rochester, NY
	Tops Plaza - Warsaw, NY	Crossroads Centre - Orchard Park, NY
Tops Plaza Robinson - Amherst, NY

Major Tenants:	AJ Wright	Lowe’s (not owned)
	Blockbuster	Office Max
	Dollar Tree	Regal Cinemas
	Factory Card Outlet	Stein Mart
	Kroger	Tops Markets
Linens ’N Things

Partnership Structure
Equity Contribution:	80% - Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% - DDR

Cash Flow Distribution:	80% - Markaz
20% - DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 11.5% annual internal rate of return, and (ii) 50% to DDR and 50% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	6.25% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$11.7
Markaz	46.9

Total Capital	$58.6

Receivable from DDR	$(2.6)

Payable to DDR	$0.7

Debt	$150.5

Total Debt & Equity	$207.2

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Kansas City, MO
Major Tenants:	Target (not owned)
Dilliards
Pier One
TJ Maxx
AMC Theater
24 Hour Fitness
Dick’s

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales price > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$15.4
DDR	3.9

Total Capital	$19.3

Debt	$31.5

Total Debt & Equity	$50.8

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall - Kirkland, WA
Major Tenants:	Guitar Center
Trader Joe’s
Big 5 Sporting Goods
Totem Lake Theater
Rite Aid
Ross Dress For Less
Famous Footwear
CompUSA

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$9.4
DDR	2.3

Total Capital	$11.7

Debt	$26.0

Total Debt & Equity	$37.7

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall - Phoenix, AZ
Major Tenants:	Wal-Mart
Costco
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$7.4
DDR	1.8

Total Capital	$9.2

Debt	$39.0

Total Debt & Equity	$48.2

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC / DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace, San Antonio, TX
Major Tenants:	Target (not owned)
Lowe’s
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure
DDR DB 151 Ventures LP

Ownership Percentage:	50% - Coventry II DDR Westover LLC
50% - ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% - Coventry II DDR Westover LLC
50% - ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% - Coventry II Fund*
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund*
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$6.1
DDR	1.5

Total Capital	$7.6

Debt	$5.8

Total Debt & Equity	$13.4

*DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

** Fee shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Buena Park LLC
Date Formed:	November 2004
Property Name/Location:	Buena Park Mall - Buena Park, CA
Major Tenants:	Wal-Mart (unowned)
Sears (unowned)
Burlington Coat Factory
Krikorian Theater
Ross Dress For Less
PetsMart
Kohl’s

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet) 4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease) 6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales) 4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$22.8
DDR	5.7

Total Capital	$28.5

Debt	$61.0

Total Debt & Equity	$89.5

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Merriam Village LLC
Date Formed:	March 2005
Property Name/Location:	Merriam Village, Merriam, Kansas
Major Tenants:	To be announced

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund * 20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$—
DDR	—

Total Capital	$—

Payable to DDR	$0.1

Debt	$—

Total Debt & Equity	$0.1

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

** Fee shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three month period ended March 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint venture consists of the following 45 properties:

	Union Consumer Square - Cheektowaga, NY	The Plazas at Great Northern - North Olmsted, OH
	Walden Consumer Square - Cheektowaga, NY	Riverdale Village - Coon Rapids, MN
	Dick’s Plaza - Cheektowaga, NY	Midway Marketplace - St. Paul, MN
	Walden Place - Cheektowaga, NY	River Hills Shopping Center - Asheville, NC
	Borders Books - Cheektowaga, NY	Township Marketplace - Monaca, PA
	Eastgate Plaza - Clarence, NY	The Marketplace - Nashville, TN
	Premier Place - Clarence, NY	BJ’s Batavia - Batavia, NY
	Regal Cinemas - Clarence, NY	Tops Plaza - Batavia, NY
	Jo-Ann Plaza - Clarence, NY	Batavia Commons - Batavia, NY
	Barnes & Noble - Clarence, NY	Towne Center - Murfreesboro, TN
	New Hartford Consumer Square - Utica, NY	Perimeter Pointe - Atlanta, GA
	Merriam Town Center - Merriam, KS	Woodfield Village Green - Schaumburg, IL
	Spring Creek Center - Fayetteville, AR	Fairfax Towne Center - Fairfax, VA
	Steele Crossing - Fayetteville, AR	Belden Park Crossings - Canton, OH
	Carillon Place - Naples, FL	Independence Commons - Independence, MO
	Towne Center Prado - Marietta, GA	Erie Marketplace - Erie, PA
	Shoppers’ World - Framingham, MA	Riverchase Promenade - Birmingham, AL
	Harbison Court - Columbia, SC	Lakepoint Crossing - Lewisville, TX
	Connecticut Commons - Plainville, CT	Lake Brandon Village - Brandon, FL
	Pioneer Hills - Aurora, CO	Lake Brandon Plaza - Brandon, FL
	Cool Springs Pointe - Brentwood, TN	MacArthur Marketplace - Irving, TX
	Brown Deer Center - Brown Deer, WI	Shoppers World of Brookfield - Brookfield, WI
Brown Deer Market - Brown Deer, WI

Major Tenants:	AMC Theatres	DSW Shoe Warehouse/Filene’s Basement	PetsMart
	AC Moore	Famous Footwear	Plainville Theatre
	Barnes & Noble Superstores	General Cinema	Pier 1 Imports
	Bed Bath & Beyond	Home Depot/Expo Design Center	Publix Supermarkets
	Best Buy	Jo-Ann Stores	Regal Cinemas
	BJ’s Wholesale Club	Kohl’s	Ross Dress for Less
	Bobs	Linens ‘N Things	Safeway
	Borders Books	Lowe’s	Sports Authority
	Catherine’s/Fashion Bug/Lane Bryant	Marquee Cinema	Stein Mart
	Cinemark Theatres	Michael’s	TJ Maxx/Marshalls
	Circuit City	Office Depot	Toys “R” Us/Babies “R” Us/Kids “R” Us
	Comp USA	OfficeMax	United Artists Theatre
	Cub Foods/Shop ’N Save	Old Navy (Gap, Inc.)	Wal-Mart/Sam’s Club
	Dick’s Sporting Goods	Party City

Partnership Structure
Equity Contribution:	14.75% - DDR	Cash Flow Distribution:	Variable*
2.68% - Macquarie Bank Limited (“MBL”)
82.57% - Macquarie DDR Trust (“MDT”)

Joint Venture Partnership Summaries 4.2

Promote:	Quarterly Base special income allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price $1,000,000 or over
Sponsor’s Fee:	DDR received $2.9 million which was paid upon completion of the Australian initial public offering.
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	50bp of the borrowings raised
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition

Capital Structure (in millions)

DDR	$103.1
MBL	18.7
MDT	577.0

Total Capital	$698.8

Receivable from DDR	$(6.5)

Payable to DDR	$1.1

Debt	$970.4

Total Debt & Equity	$1,663.8

* DDR received a promoted distribution which approximates $0.6 million for the three month period ended March 31, 2005.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Joint Venture Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Three Month Period Ended March 31, 2005

	Three Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,		December 31,		December 31,
	2005		2004		2003		2002		2001
Acquisitions/Transfers	$282.9		$1,147.0	(3)	$1,221.7	(5)	$53.0		$213.1
Completed Expansions	1.2		10.3		9.7		9.0		2.3
Developments & Construction in Progress	22.4		38.9		120.1		48.6		103.7
Tenant Improvements & Building Renovations (1)	0.8		0.6		0.6		1.6		4.9
Other Real Estate Investments	0.0		0.0		0.0		161.8	(7)	0.0
Minority Equity Investment in AIP	0.0		0.0		0.0		0.0		(135.0	) (9)

	$307.3		$1,196.8		$1,352.1		$274.0		$189.0
Less: Real Estate Sales and Dispositions	($0.3	) (2)	($306.7	) (4)	($781.5	) (6)	($361.4	) (8)	($16.9)

Joint Venture Totals (Millions)	$307.0		$890.1		$570.6		($87.4)		$172.1

(1) The Company estimates recurring capital expenditures, including tenant improvements, of $2 million associated with its joint venture portfolio during 2005.

(2) The sale of a Service Merchandise asset.

(3) Balance includes $14.9 for the purchase of Poag & McEwen’s interest and David Berndt interests in RVIP IIIB and RVIP VIII, respectively, $5.2 million for the purchase of a fee interest in several assets in the Service Merchandise portfolio and the $3.0 million earnout for an outparcel in Kildeer, IL.

(4) In addition to asset sales which had an aggregate cost of $141.7, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(5) Balance includes the $87.7 million of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO.

(6) In addition to the assets sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(7) Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(8) Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(9) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Joint Venture Acquisitions
for the Three Month Period Ended March 31, 2005

					DDR’s	Joint
		Cost		Acquisition	Ownership	Venture
Property Location	GLA	(Millions)		Date	Percentage	Partner
Macquarie DDR Trust	2,044,347	$282.9	(1)	Various	14.50%	Macquarie Bank Limited

Total	2,044,347	$282.9

Joint Venture Dispositions

There were no joint venture dispositions for the three month period ended March 31, 2005.

Joint Venture Acquisitions and Dispositions 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Joint Venture Expansion and Redevelopment Projects
for the Three Month Period Ended March 31, 2005

	DDR’s	Joint
	Ownership	Venture
Projects Substantially Complete	Percentage	Partner	Description
Merriam, KS	14.50%	MDT	Expansion of the 7,300 sf outparcel to include Quiznos, Nextel, Fast Frame, and other retail tenants.
Total Cost (Millions)	$1.2

Projects in Progress	Percentage
Phoenix, AZ	20.00%	Coventry II	Relocation of several existing tenants to accommodate the relocation of Harkins Theatre and new anchor tenants, several junior anchors and other retail tenants to be announced.

Lancaster, CA	20.00%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by House to Home and Costco, which were demolished so that 20 acres of the land could be sold to Wal-Mart for development of a Supercenter. Relocated existing 99 Cent store and will redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PetsMart(scheduled to open 4th quarter 2005), Old Navy (scheduled to open 3rd quarter 2005) and several mid-size anchors and other retail tenants to be announced.

Total Cost (Millions)	$47.7

Projects to Commence	Percentage
Deer Park, IL	24.75%	Prudential Real Estate Investors	Approximately eight acres of land to be developed.

Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, small shops and restaurants to be announced.

Joint Venture Expansions and Redevelopment 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Joint Venture Development Projects
for the Three Month Period Ended March 31, 2005

						DDR’s
			DDR’s	Joint	Total	Proportionate	Substantial
	Total		Ownership	Venture	Cost	Cost	Completion
Projects in Progress	GLA		Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants
Jefferson County (St. Louis), MO	330,051	(1)	50.0%	Sansone	$9.7	$4.8	2004	Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty
Apex, NC (Beaver Creek Crossings-Phase II)	285,467		20.0%	First Carolina Properties	$31.4	$6.3	2006	Kohl’s and other retail tenants to be announced.
San Antonio, TX	294,769		10.0%	David Berndt Interests & Coventry II	$31.3	$3.1	2005	Target, Lowe’s, Ross Dress for Less, Sportsman Warehouse, Office Depot, PetsMart and other retail tenants to be announced.
Projects to Commence Construction
Merriam Village, KS	307,598		20%	Coventry II	$35.1	$7.0	2006	To be announced.

Joint Venture Development Totals	1,217,885				$107.4	$21.3

Notes:

(1)	Includes square footage which will not be Company owned.

Joint Venture Developments 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Joint Venture Development
Assets Placed in Service as of March 31, 2005

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)
As of December 31, 2004	$4.5	$2.3
1st Quarter 2005	$0.0	$0.0
2nd Quarter 2005	$0.0	$0.0
3rd Quarter 2005	$0.0	$0.0
4th Quarter 2005	$18.0	$2.2
During 2006 and Thereafter	$84.9	$16.8

Total	$107.4	$21.3

Joint Venture Development
Funding Schedule as of March 31, 2005

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of March 31, 2005	$12.2	$13.0	$8.6	$33.8
Projected Net Funding	3.2	1.6	35.4	40.2
During 2005 Projected Net Funding Thereafter	0.0	0.0	33.4	33.4

Total	$15.4	$14.6	$77.4	$107.4

Joint Venture Development Delivery and Funding Schedules 5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Joint Venture Debt
as of March 31, 2005

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III
Long Beach, CA	V	$28,000		03/07	Libor + 150
RVIP III B
Deer Park, IL	V	55,368		07/06	Libor + 150
RVIP VI	F	18,300	(1)
RVIP VII	V	98,720	(2)	04/07	Libor + 140
	V	6,200	(2)	06/05	Libor + 140
	F	2,052	(2)	07/07	8.3750
RVIP VIII	V	23,259		01/06	Libor + 175
DDRA Community Centers Five	F	156,000	(3)	10/05	6.64
DDRA Community Centers Seven
Ahwatukee, AZ (Phase IV)	V	11,000		12/05	Libor + 100
DDRA Community Centers Eight
Deer Valley, AZ	F	17,516		09/10	8.01
DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.64
Lennox Town Center Limited
Columbus, OH	F	18,463		07/22	8.11
Sun Center Limited	F	6,239		05/11	5.42
Columbus, OH	F	14,793		04/11	8.48
DOTRS LLC
Macedonia, OH	V	10,637		09/06	Libor + 100
DDRC PDK Salisbury Phase III LLC
Salisbury, MD	F	1,834		04/06	7.61
KLA/SM LLC	V	32,041		07/05	Libor + 350
	F	12,565		11/13	6.2555
	F	16,683		10/13	6.365
Jefferson County Plaza, LLC
Arnold, MO	V	2,819		05/05	Libor + 175
Paradise Village Gateway
Phoenix, AZ	F	17,282		05/07	7.78

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Joint Venture Debt
as of March 31, 2005 (continued)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
Paseo Colorado Holdings	F	$55,000		02/06	5.78
Pasadena, CA	V	30,000		02/06	5.32
DDR Markaz	F	110,000	(4)	06/08	4.129
DDR Markaz II	F	150,480	(5)	11/14	5.147
Coventry II DDR Ward Parkway	V	31,500		08/06	Libor + 240
Coventry II DDR Totem Lakes	V	26,000		07/07	Libor + 215
Coventry II DDR Phoenix Spectrum	V	39,000		07/06	Libor + 275
Coventry II DDR Westover Marketplace	V	5,773		07/07	Libor + 195
Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115
DPG Realty Holdings, LLC
Tonawanda, NY	F	6,337		05/17	7.630
Tonawanda, NY	F	5,357		06/21	7.660
DDR Maquarie
$100 Million Revolving Credit Facility	V	52,909	(6)	11/05	Libor + 137.5
JPMorgan Chase	F	9,100	(6)	11/05	4.913
Secured Financing	F	290,500	(7)	11/08	4.225
	V	50,000	(7)	12/08	Libor + 130
	F	165,250	(8)	06/09	4.180
	F	20,000	(8)	06/07	4.800
	V	29,750	(8)	06/07	Libor + 84
BJ’s Clarence	F	4,989		03/22	7.070
JoAnn Transit	F	3,520		08/13	6.250
New Hartford Consumer Square	F	37,669		11/18	5.750
Birmingham, AL (Riverchase)	F	7,975		01/13	5.500
Merriam Town Center	V	30,000		11/06	Libor + 25
DDR Macquarie Longhorn Holdings	F	85,000	(9)	01/12	4.910
DDR Macquarie Longhorn Holdings II	F	157,250	(10)	04/10	4.822
	V	26,450	(10)	04/10	Libor + 85
		$2,060,080

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Notes:

(1)	Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.16% and maturity dates ranging from October 2007 to November 2007.

(2)	Encumbers five shopping center properties located in California and Washington.

(3)	Encumbers six shopping center properties as follows:

Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR	Fort Worth, TX

(4)	Encumbers seven shopping center properties as follows:

Oviedo, FL	Tampa, FL	Grove City, OH
Richmond, CA	Highland, IN	Toledo, OH
Winchester, VA

(5)	Encumbers thirteen shopping center properties as follows:

Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

(6)	Encumbers three shopping center properties as follows:

Canton, OH	St. Paul, MN	North Olmsted, OH

(7)	Encumbers seven shopping center properties as follows:

Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(8)	Encumbers ten shopping center properties as follows:

Clarence, NY	Monaca, PA	Nashville, TN
Cheektowaga, NY	Erie, PA	Coon Rapids, MN
Batavia, NY	Murfreesboro, TN	Ashville, NC
Fayetteville, AR

(9)	Encumbers four shopping center properties as follows:

Pioneer Hills (Aurora, CO)	Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)	Lakepointe Crossing (Lewisville, TX)

(10)	Encumbers eight shopping center properties as follows:

Plainville Commons (Plainville, CT)	Cool Springs Pointe (Brentwood, TN)
Riverdale Village (Coon Rapids, MN)	Shoppers World of Brookfield (Brookfield, WI)
Brandon Village (Brandon, FL)	Brown Deer Center (Brown Deer, WI)
Brandon Plaza (Brandon, FL)	Brown Deer Marketplace (Brown Deer, WI)

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Pro Rata Joint Venture Debt
as of March 31, 2005

	DDR’s	DDR’s
	Pro Rata	Pro Rata	Interest
Joint Venture	Interest	Debt (000’s)	Rate (1)
RVIP III Long Beach	25.50%	$7,140	4.370
RVIP III B	25.50%	14,119	4.370
RVIP VI	25.50%	4,666	8.098
RVIP VII	20.75%	22,197	4.349
RVIP VIII	25.50%	5,931	4.620
DDRA Comm Ctr Five	50.00%	78,000	6.640
DDRA Comm Ctr Seven	50.00%	5,500	3.870
DDRA Comm Ctr Eight	50.00%	8,758	8.010
DDRA Kildeer, LLC	10.00%	1,950	5.416
Lennox Town Center	50.00%	9,231	8.110
Sun Center	79.45%	16,710	7.573
DOTRS LLC	50.00%	5,319	3.870
DDRC PDK Salisbury	50.00%	917	7.610
KLA/SM LLC	24.63%	15,096	6.345
Jefferson County Plaza	50.00%	1,410	4.620
Paradise Village Gateway	67.00%	11,579	7.780
Paseo Colorado Holdings	25.00%	21,250	5.618
DDR Markaz	20.00%	22,000	4.129
DDR Markaz II	20.00%	30,096	5.147
Coventry II DDR Ward Parkway	20.00%	6,300	5.270
Coventry II DDR Totem Lakes	20.00%	5,200	5.020
Coventry II DDR Phoenix Spectrum	20.00%	7,800	5.620
Coventry II DDR Westover Marketplace	10.00%	577	4.820
Coventry II DDR Buena Park	20.00%	12,200	4.020
DPG Realty Holdings, LLC	10.00%	1,169	7.643
DDR Maquarie	14.49%	140,606	4.417

Total		$455,720

	Fixed
	Rate	$319,210
	Variable
	Rate	136,510

		$455,720

Weighted Average — Total		4.01 years	4.9%

Weighted Average — Fixed		4.92 years	5.2%

Weighted Average — Floating		2.06 years	4.5%

Notes:
(1) Interest rate on floating rate debt determined by using the LIBOR rate in effect on March 31, 2005. One-month LIBOR was 2.87% on March 31, 2005.

Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2005

Summary of Joint Venture Mortgage Principal Payments
as of March 31, 2005

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
JOINT VENTURE	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
RVIP III (Long Beach, CA)			28,000									28,000
RVIP III B (Deer Park)		55,368										55,368
RVIP VI	293	317	17,761									18,371
RVIP VII	6,297	106	100,593									106,996
RVIP VIII		23,259										23,259
DDRA Community Centers Five	156,000											156,000
DDRA Community Centers Seven	11,000											11,000
DDRA Community Centers Eight	184	200	217	231	255	16,479						17,565
DDRA Kildeer, LLC (Kildeer, IL)			19,500									19,500
Lennox Town Center Limited	498	540	585	635	688	746	809	877	950	1,031	11,226	18,583
Sun Center Limited
Principal Mutual Life Ins Co	442	480	523	569	619	674	11,594					14,900
W. Lyman Case & Co	84	88	93	98	104	110	5,684					6,260
DOTRS LLC
National City Bank	453	10,295										10,748
DDRC PDK Salisbury Phase III		1,834										1,834
KLA/SM LLC	32,041								29,248			61,289
Jefferson County Plaza LLC	2,819											2,819
Paradise Village Gateway	298	323	16,733									17,354
Paseo Colorado Holdings		85,000										85,000
DDR Markaz				110,000								110,000
DDR Markaz II										150,480		150,480
Coventry II DDR Ward Parkway		31,500										31,500
Coventry II DDR Totem Lakes			26,000									26,000
Coventry II DDR Phoenix Spectrum		39,000										39,000
Coventry II DDR Westover Marketplace			5,773									5,773
Coventry II DDR Buena Park						61,000						61,000
Tonawanda, NY (Hollywood/Tops)	170	183	198	213	230	249	268	290	312	337	2,949	5,399
Tonawanda, NY (Tops/Gander Mtn.)	324	350	377	407	439	474	511	552	595	642	1,770	6,442
DDR Macquarie
Bank One $100M Revolver	62,009											62,009
Secured Financing			49,750	340,500	165,250							555,500
BJ’s Clarence	155	166	178	191	205	220	236	253	272	292	2,859	5,027
JoAnn Transit	323	344	366	390	415	441	470	500	351			3,599
New Hartford Consumer Square	1,842	1,951	2,066	2,188	2,317	2,454	2,599	2,752	2,915	3,087	13,949	38,120
Birmingham, AL (Riverchase)	116	122	129	136	145	153	162	170	6,864			7,996
Merriam Town Center		30,000										30,000
DDR Macquarie Longhorn Hldgs								85,000				85,000
DDR Macquarie Longhorn Hldgs II						183,700						183,700
Payments through 3/31/05	-1,311											-1,311

Total — Debt	274,037	281,425	268,842	455,557	170,666	266,699	22,332	90,393	41,508	155,869	32,752	2,060,080

Summary of Joint Venture Mortgage Principal Payments 5.5

Company Features 473 Shopping Centers (and interests in Retail Assets) 13 Managed Shopping Centers 44 / 1 States / Commonwealth (including managed properties) 79.4 Million Sq. Ft. Owned 109.3 Million Sq. Ft. Owned and Managed 95.5% / 94.9% % Leased / % Occupied 551 Total Employees (1) Includes Service Merchandise portfolio. Does not include 32 industrial and office properties. (2) Includes managed properties and retail development projects in process. (3) Assumes 100% ownership of joint venture assets. (4) Includes unowned anchors at company owned operating and development retail properties. (5) Core retail portfolio. (6) Excluding the impact of assets acquired from Caribbean Property Group and Benderson Development, the Company's portfolio was 95.2% leased and 94.7% occupied. (1) (2) (2) (3) (2) (3) (4) (5) (6)

Growth in Square Footage[1]

710% increase in owned space over 12 years

GLA (Million Square Feet)
120
100
80
60
40
20
0
Managed
Non-owned
Owned
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
74.8
79.4
23.6
1.4
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05

(1) Includes Service Merchandise, but does not include developments.

DEVELOPERS
DIVERSIFIED
REALTY

2

Growth in Square Footage 710% increase in owned space over 12 years (1) '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Owned 10 13 19 21 25 28 36 39 40 45.3 54.1 74.8 79.4 Non-owned 3 3 3 4 7 9 6 12 12 11.6 22.1 21.4 23.6 Managed 4 5 5 5 4 5 5 9 5 0.7 0.2 1.4 1.4 (1) Includes Service Merchandise, but does not include developments. 13.2 9.8 19.3 20.6 24.7 27.6 36.3 38.6 39.6 45.3 54.1 74.8 23.6 1.4 GLA (Million Square Feet) 79.4

National Platform with Geographic Diversification

4.1 msf
3.8%
14.5 msf
13.3%
8.7 msf
8.0%
5.5 msf
5.0%
4.7 msf
4.3%
3.8 msf
3.5%
6.2 msf
5.7%
4.5 msf
4.1%
4.9 msf
4.4%
Puerto Rico
7.3 msf
6.7%
GLA by State
109 MSF / 44 States and 1 Commonwealth
+10.0 MSF
+5.0 – 10.0 MSF
+3.0 – 5.0 MSF
+1.0 – 3.0 MSF
Less than 1.0 SF

DEVELOPERS DIVERSIFIED REALTY®

3

National Platform with Geographic Diversification 5.5 msf 5.0% 14.5 msf 13.3% 8.7 msf 8.0% 6.2 msf 5.7% 7.3 msf 6.7% 4.5 msf 4.1% 4.7 msf 4.3% 4.1 msf 3.8% GLA by State 109 MSF / 44 States and 1 Commonwealth +10.0 MSF +5.0 - 10.0 MSF +3.0 - 5.0 MSF +1.0 - 3.0 MSF Less than 1.0 SF Puerto Rico 4.9 msf 4.4% 3.8 msf 3.5%

Avg. Annualized Base Rental Rates[(1)] [(2)]

$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
Total
Shops
$16.47
$11.27
'87
'90
'93
'96
'99
'02
'05

(2) Does not include Service Merchandise.

4

'87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Total 4.38 4.81 4.93 5.27 5.35 5.37 5.6 5.89 7.6 7.85 8.49 8.99 9.2 9.66 10.03 10.2 10.7 10.79 11.27 Shops 7.09 7.41 7.87 8.25 8.29 8.37 8.56 9.02 10.54 10.87 11.69 12.39 12.69 13.66 14.02 14.5 15 15.15 16.47 Avg. Annualized Base Rental Rates $16.47 $11.27 (1) (2) (1) Excluding the impact of the properties acquired from Benderson Development Company and CPG, total rents psf were $11.30 and $16.31. (2) Does not include Service Merchandise.

Avg. Annualized Base Rental Rates Mar. 31, 2005 390 $11.27 $16.47 Dec. 31, 2004 373 $10.79 $15.15 Dec. 31, 2003 274 $10.82 $15.55 Dec. 31, 2002 189 $10.58 $15.18 Dec. 31, 2001 192 $10.03 $14.02 Dec. 31, 2000 190 $9.66 $13.66 Dec. 31, 1999 186 $9.20 $12.69 Dec. 31, 1998 159 $8.99 $12.39 Dec. 31, 1997 123 $8.49 $11.69 Dec. 31, 1996 112 $7.85 $10.87 Dec. 31, 1995 106 $7.60 $10.54 Dec. 31, 1994 84 $5.89 $9.02 Dec. 31, 1993 69 $5.60 $8.56 Dec. 31, 1992 53 $5.37 $8.37 Dec. 31, 1991 53 $5.35 $8.29 Dec. 31, 1990 52 $5.27 $8.25 Dec. 31, 1989 45 $4.93 $7.87 Dec. 31, 1988 40 $4.81 $7.41 Dec. 31, 1987 37 $4.38 $7.09 Period Ending Number of Properties Total Shop Space Annualized Base Rent / S.F. (1) Excluding the impact of the properties acquired from Benderson Development Company and CPG, total rents psf were $11.30 and $16.31. (1)

Lease Expirations by Year [(1) (2)]

15%
10%
5%
0%
% Total Base Rents by Class
Anchor
Small Shop
2005
2006
2007
2008
2009

(1) Does not include Service Merchandise or development properties.

(2) Options not included.

6

Lease Expirations by Year 2005 2006 2007 2008 2009 Anchor 0.01 0.019 0.03 0.032 0.059 Small Shop 0.069 0.123 0.139 0.136 0.142 (1) Does not include Service Merchandise or development properties. (2) Options not included. % Total Base Rents by Class (1) (2)

Lease Expirations by Year [1]

Year	Anchor Base Rent: Leases	Anchor Base Rent: Revenue (Millions)	Anchor Base Rent: Average/S.F.	Shop Space Base Rent: Leases	Shop Space Base Rent: Revenue (Millions)	Shop Space Base Rent: Average / S.F.
2005	21	$5.0	$6.52	754	$28.0	$14.61
2006	37	$8.0	$5.95	946	$43.4	$15.00
2007	48	$12.5	$6.33	1010	$49.1	$15.52
2008	52	$12.2	$6.78	844	$48.0	$16.18
2009	81	$24.3	$7.55	835	$50.2	$15.86
2010	93	$28.2	$8.00	443	$31.8	$15.88
2011	108	$40.5	$9.48	249	$25.0	$20.08
2012	99	$36.1	$8.72	202	$20.0	$21.68
2013	79	$28.9	$8.94	179	$16.2	$18.35
2014	96	$37.3	$10.25	173	$15.0	$19.35
2005-2014 Subtotal	714	$233.0	$8.34	5,635	$326.7	$16.39
Total Rent Roll	1,020	$414.6	$8.77	5,850	$352.8	$16.42

(1) Does not include Service Merchandise or development properties.

DEVELOPERS DIVERSIFIED REALTY®

7

Lease Expirations by Year (1) 2005 21 $5.0 $6.52 754 $28.0 $14.61 2006 37 $8.0 $5.95 946 $43.4 $15.00 2007 48 $12.5 $6.33 1010 $49.1 $15.52 2008 52 $12.2 $6.78 844 $48.0 $16.18 2009 81 $24.3 $7.55 835 $50.2 $15.86 2010 93 $28.2 $8.00 443 $31.8 $15.88 2011 108 $40.5 $9.48 249 $25.0 $20.08 2012 99 $36.1 $8.72 202 $20.0 $21.68 2013 79 $28.9 $8.94 179 $16.2 $18.35 2014 96 $37.3 $10.25 173 $15.0 $19.35 714 $233.0 $8.34 5,635 $326.7 $16.39 1,020 $414.6 $8.77 5,850 $352.8 $16.42 Year Leases Revenue Average/S.F. Leases Revenue Average / S.F. 2005-2014 Subtotal (1) Does not include Service Merchandise or development properties. Anchor Base Rent Shop Space Base Rent (Millions) (Millions) Total Rent Roll

Largest Tenants by GLA Owned & Unowned 1. Wal-Mart / Sam's Club 99 14.19 46 5.93 53 8.26 2. Target 33 4.14 10 1.26 23 2.88 3. Lowe's 28 3.63 14 1.77 14 1.86 4. Home Depot 32 3.43 12 1.18 20 2.25 5. Kmart / Sears 33 2.82 30 2.34 3 0.48 6. Royal Ahold (Tops Market) 43 2.60 42 2.52 1 0.08 7. Kohl's 30 2.49 27 2.23 3 0.26 8. T.J. Maxx / Marshall's 66 2.18 66 2.18 0 0.00 9. PETsMART 66 1.80 64 1.42 2 0.38 10. Toys "R" Us / Babies "R" Us 38 1.49 29 1.10 9 0.39 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Assumes 100% ownership of joint ventures. (1) (2)

Reliance on Major Tenants (Owned Shopping Center GLA Only) (1) (2) (3) Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties. (3) Reflects major tenants with a percentage of total portfolio of 1% and higher. Wal-Mart / Sam's Club 46 $30.62 5.51% AA/Aa2 Royal Ahold (Tops Markets) 42 $17.96 3.23% BB-/Ba2 PETsMART 64 $10.74 1.93% BB-/Ba2 T.J. Maxx / Marshalls 66 $10.14 1.82% A/A3 Kohl's 27 $9.46 1.70% A-/A3 Lowe's Home Improvement 14 $8.92 1.60% A+/A2 Barnes & Noble 72 $7.83 1.41% NR/Ba2 Kmart / Sears 30 $7.77 1.40% BBB-/Baa3 Home Depot 12 $7.77 1.40% AA/Aa3 OfficeMax (Boise Cascade) 47 $7.64 1.37% BB/Ba1 Michaels 43 $7.26 1.31% BB+/Ba1 Old Navy / GAP / Banana Republic 45 $7.03 1.26% BBB-/Baa3 Ross Stores 32 $5.74 1.03% BBB/NR Best Buy 18 $5.54 1.00% BBB/Baa3 Subtotal 558 $144.42 25.98% Total Portfolio 6,870 $555.86 100.00%

Reliance on Major Tenants by GLA and Base Rental Revenues (1) (2) 1 Wal-Mart / Sam's Club (46) $30.62 5.51% 2 Royal Ahold (Tops Markets) (42) $17.96 3.23% 3 PETsMART (64) $10.74 1.93% 4 T.J. Maxx / Marshalls (66) $10.14 1.82% 5 Kohl's (27) $9.46 1.70% 6 Lowe's Home Improvement (14) $8.92 1.60% 7 Barnes & Noble (72) $7.83 1.41% 8 Kmart / Sears (30) $7.77 1.40% 9 Home Depot (12) $7.77 1.40% 10 OfficeMax (Boise Cascade) (47) $7.64 1.37% 11 Michaels (43) $7.26 1.31% 12 Old Navy / GAP / Banana Republic (45) $7.03 1.26% 13 Ross Stores (32) $5.74 1.03% 14 Best Buy (18) $5.54 1.00% 15 Toys "R" Us / Babies "R" Us (29) $5.41 0.97% 16 AMC Theater (6) $5.23 0.94% 17 Staples (25) $5.15 0.93% 18 Dollar Tree Stores (91) $5.05 0.91% 19 Linens 'N Things (20) $4.85 0.87% 20 Cinemark Theatre (10) $4.72 0.85% Subtotal 1-20 $174.83 31.45% Total Portfolio $555.86 100.00% 1 Wal-Mart / Sam's Club (46) 5.03 8.81% 2 Kmart / Sears (30) 2.11 3.70% 3 Royal Ahold (Tops Markets) (42) 1.63 2.85% 4 Lowe's Home Improvement (14) 1.43 2.50% 5 Kohl's (27) 1.31 2.29% 6 T.J. Maxx / Marshalls (66) 1.21 2.12% 7 Target (10) 1.00 1.75% 8 Home Depot (12) 0.99 1.73% 9 Bed Bath & Beyond (44) 0.89 1.56% 10 PETsMART (64) 0.86 1.51% 11 Toys "R" Us / Babies "R" Us (29) 0.82 1.44% 12 JCPenney (20) 0.79 1.38% 13 OfficeMax (Boise Cascade) (47) 0.72 1.26% 14 Michaels (43) 0.65 1.14% 15 Kroger (18) 0.64 1.12% 16 Dollar Tree (91) 0.57 1.00% 17 Ross Stores (32) 0.56 0.98% 18 Goody's Family Clothing (22) 0.56 0.98% 19 Bealls (16) 0.55 0.96% 20 Old Navy / GAP / Banana Republic (45) 0.48 0.84% Subtotal 1-20 22.80 39.93% Total Portfolio 57.10 100.00% Major Tenant (units) Owned GLA % Total GLA Base Rental Revenue ($Millions) % Total Base Rent Major Tenant (units) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties.

Exhibit 99.2

Run Date: 04/22/2005 Time:10:58:15AM Page 1 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Alabama

1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994/2003	1994	100.0%	423,493	550,410	3,992,325	WINN DIXIE STORES #417(2014), GOODY’S #165(2009), REGAL CINEMAS, INC.(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009), BOOKS-A-MILLION #181(2010), ROSS STORES #637(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989/1999	1995	100.0%	297,721	297,721	1,908,077	OFFICE DEPOT #43(2007), DOLLAR TREE #1130(2009), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE MONTGOMERY HIGHWAY	35244	SC	1989	2002	14.5%	98,016	98,016	1,559,448	MARSHALL’S #411(2006), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979/2004	2003	100.0%	85,196	85,196	281,489	FRED’S(2009), FOOD WORLD(NOT OWNED)

5	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.0%	187,327	187,327	1,189,884	Lowe’s #0398(2012), Goody’s 20921 — #121(2010), Winn-Dixie #409(2013)

6	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.0%	40,560	40,560	438,012	Goody’s #55(2011), WAL-MART(NOT OWNED)

Arizona

7	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996/1997/1999	1997	50.0%	640,587	663,983	9,432,032	JO-ANN, ETC. #1917(2010), BEST BUY #177(2014), BASSETT FURNITURE(2010), AMC THEATRE(2021), BARNES & NOBLE #2781(2012), ASHLEY HOMESTORES(2011), STEIN MART #106(2011), BABIES R US #5670(2007), ROSS STORES, INC. #369(2007), OFFICEMAX #743(2012)

8	PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997/2004	2003	67.0%	223,207	296,117	4,064,132	BED BATH & BEYOND(2011), ROSS #364(2007), PETSMART #1071(2015), STAPLES #0395(2005), ALBERTSONS-OSCO DRUG(NOT OWNED)

9	PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	50.0%	197,009	197,009	3,073,565	ROSS STORES #412(2009), OFFICEMAX #739(2013), PETSMART #1333(2014), MICHAEL’S #9922(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

10	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.0%	346,428	346,428	3,992,174	STAPLES #289(2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162 -1(2005), CIRCUIT CITY - #3362-1(2016), BASSETT FURNITURE(2009), LINENS ‘N THINGS #427-1(2011), FRY’S(NOT OWNED)

11	PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1703 WEST BETHANY HOME ROAD	85015	SC	1961	2004	20.0%	427,453	719,584	5,615,769	COSTCO WHOLESALE CORP #665(2020), ROSS DRESS FOR LESS(2013), PETsMART(2019), HARKINS THEATRE(2002), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

Arkansas

12	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997/1999/2000/2001	1997	14.5%	262,827	262,827	2,968,878	T.J. MAXX #159(2005), BEST BUY(2017), GOODY’S #231(2013), OLD NAVY #02625(2010), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

13	FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2003	2003	14.5%	50,293	136,877	989,215	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

14	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991/2004	1994	100.0%	262,763	262,763	1,830,668	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014), Michael’s Stores(2014), SPORTS AUTHORITY(2013)

15	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.0%	272,245	272,245	1,680,852	WAL-MART STORES #58(2011), STAGE #301(2010), J.C. PENNEY #351(2012)

California

16	BUENA PARK, CA	BUENA PARK MALL AND ENTERTAIN 100 BUENA PARK	90620	SC	1965	2004	20.0%	699,740	699,740	8,484,539	Circuit City #405(2018), DSW Shoe Warehouse(2013), Ross Dress for Less(2010), Bed Bath & Beyond(2011), Burlington Coat Factory(2011), Kohls Department Store #589(2024), Krikorian Premier Theatres(2023), Michaels(2014), SEARS(NOT OWNED), WALMART(NOT OWNED)

17	CITY OF INDUSTRY, CA (I)	PLAZA AT PUENTE HILLS 17647-18271 GALE AVENUE	91748	SC	1987	2001	20.0%	53,057	53,057	741,927	SAMS CLUB(NOT OWNED), TOYS R US(NOT OWNED), SAM ASH MUSIC(NOT OWNED), OFFICE DEPOT(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 2 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

18	LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.0%	336,403	355,281	3,841,078	MARSHALLS #375(2007), CIRCUIT CITY #411(2011), STAPLES #88(2008), MOVIES 12/ CINEMARK (2017), WAL-MART #1563(2010), COSTCO(NOT OWNED)

19	LONG BEACH, CA	CITY PLACE 95 SOUTH PINE AVE	90802	SC	2002/2003/2004	1*	24.8%	282,273	282,273	4,059,501	NORDSTROM, INC.(2012), ROSS STORES, INC(2013), WAL-MART #2949(2022), MRS. FIELDS(2013), ALBERTSON’S/SOLD PROPERTY(NOT OWNED)

20	LONG BEACH, CA (PIKE)	THE PIKE 95 SOUTH PINE AVE	90802	SC	2005	1*	100.0%	93,417	107,423	2,607,816	CINEMARK(2008), CLUB V 20(2019)

21	OCEANSIDE, CA.	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	1*	100.0%	80,450	80,450	1,116,024	REGAL CINEMAS(2014)

22	PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD.	91101	LC	2001	2003	25.0%	550,978	550,978	10,874,495	GELSON’S MARKET(2021), LOEHMANN’S(2015), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.JILL(2012), DELMONICOS SEAFOOD(2012), PF CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

23	PLEASANT HILL, CA.	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	94523	SC	1999/2000	2001	20.0%	347,678	347,678	6,257,713	COSTCO(NOT OWNED)(2020), MICHAEL’S #2109(2010), BORDERS BOOK & (2015), CENTURY THEATRES, INC(2016), MUSIC BED,BATH & BEYOND #261(2010), ROSS STORES #449(2010)

24	RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1996/2000	2002	20.0%	245,774	245,774	3,676,914	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS #375(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT CITY#3374(2017), CENTURY THEATRE(2016)

25	RICHMOND, CA	RICHMOND CITY CENTER MACDONALD AVENUE	94801	SC	1993	2001	20.0%	76,692	76,692	1,233,386	FOOD 4 LESS/FOODSCO(2013)

26	SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.0%	123,755	123,755	3,796,164	AMC VAN NESS 14 THEATRES(2030), CRUNCH FITNESS INT’L, INC.(2008)

27	SAN YSIDRO, CA	SAN YSIDRO VILLAGE CAMINO DE LA PLAZA	92173	SC	1988/2003	2000	20.0%	160,668	258,862	2,406,390	ROSS DRESS FOR LESS #672(2014), MARSHALLS #0515(2013), K-MART(NOT OWNED)

Colorado

28	ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	1/2	100.0%	19,533	89,582	82,965	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

29	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2003	2003	14.5%	127,215	139,541	2,388,137	BED BATH & BEYOND #436(2012), OFFICE DEPOT #2184(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

30	BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.0%	245,217	252,070	5,166,694	Nordstrom(2011), Linen’s ‘N Things #614(2017), Best Buy(2016), Office Depot(2016), GREAT INDOORS(NOT OWNED)

31	DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.0%	164,734	186,534	2,019,231	REGENCY THEATRES TAMARAC SQ.(2008)

32	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997/2002	1997	100.0%	408,337	408,337	6,281,674	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007), TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E. HOLDINGS, INC. (2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

33	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.0%	244,383	244,383	3,648,389	Linens N Things #119(2013), Pier 1 Imports #1116(2014), Officemax #416(2012), King Soopers/Krogers(2017)

34	FORT COLLINS. CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	1	2003	100.0%	18,988	18,988	364,953	WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

35	LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	1 *	100.0%	227,800	251,534	6,769,489	COLDWATER CREEK(2011), TALBOTS(2012),ANN TAYLOR(2012), J.CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J.JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHERS(2012), BUCA di BEPPO(2013), CHAMPPS(2022)

36	PARKER, CO (FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2003	1 *	100.0%	111,844	128,199	1,835,236	BED BATH & BEYOND #605(2014), GART SPORTS(2014), MICHAEL’S #3751(2013), KOHL’S(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 3 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
37	PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2003	2003	100.0%	89,487	97,009	1,570,164	Office Depot #2165(2016), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

Connecticut
38	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999/2001	1*	14.5%	439,271	542,414	6,127,772	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), DICK’S SPORTING GOODS(2020), PETSMART(2015), A.C. MOORE(2014), OLD NAVY #02758(2011), LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED), LOEW’S THEATRE(NOT OWNED)

Florida

39	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985/2003	1/2	100.0%	209,720	209,720	1,326,058	PUBLIX SUPER MARKETS #295(2010), BEALL’S #11(2014), T.J. MAXX #794(2010)

40	BOYNTON BEACH, FL	MEADOWS SQUARE HYPOLUXO RD & N. CONGRESS AVE	33461	SC	1986	2004	100.0%	106,224	106,224	1,419,454	Publix Super Markets #14(2006)

41	BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972/1997/2003	2*	100.0%	161,900	228,022	643,153	K MART #4311(2007), KANE FURNITURE(NOT OWNED)

42	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	14.5%	148,267	176,113	1,843,752	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix Super Markets #663(2019), BABIES R US(NOT OWNED)

43	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997/2004	2003	14.5%	113,986	113,986	1,479,328	Linens ‘N Things #496(2014), Sports Authority #213(2018), PETSMART(2020), LOWE’S(NOT OWNED)

44	CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986/2001	1/2	100.0%	160,135	160,135	741,232	BEALL’S #38 -4(2012), BEALL’S OUTLET #191(2006)

45	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.0%	76,087	76,087	836,264	Marshalls of MA, Inc.(2010)

46	ENGLEWOOD, FL	ROTONDA PLAZA 5855 PLACIDA ROAD	34224	SC	1991	2004	100.0%	46,835	46,835	459,559	Kash n Karry #1885(2011)

47	FERN PARK, FL	FERN PARK SHOPPING CENTER 6735 US #17-92 SOUTH	32720	SC	1970	1/2	100.0%	16,000	16,000	137,400

48	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.0%	29,827	29,827	470,806	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

49	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.0%	219,735	219,735	1,345,943	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

50	JACKSONVILLE, FL(ARLINGTON RD)	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	32211	SC	1990/1999	2004	100.0%	182,098	182,098	1,000,358	Food Lion #833(2010)

51	LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	33803	SC	1990	2004	100.0%	102,572	102,572	781,929	Winn-Dixie #631(2017)

52	MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	1/2	100.0%	36,212	36,212	315,151	BEALL’S #54 -4(2005), WAL-MART(NOT OWNED)

53	MELBOURNE, FL	MELBOURNE SHOPPING CENTER 750-850 APOLLO BOULEVARD	32935	SC	1978	1/2	100.0%	41,733	41,733	179,285

54	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	14.5%	267,808	267,808	3,090,457	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2010), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

55	OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.0%	40,075	40,075	359,859	Sports Authority(2012)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 4 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
56	ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BLVD	32065	SC	1993/2000	2004	100.0%	72,531	72,531	676,257	Bealls Dept Store #47(2009), ALBERTSON’S(NOT OWNED)

57	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.0%	228,049	228,049	1,971,840	BEALL’S #60(2018), ROSS DRESS(2016), PUBLIX SUPER MARKETS #446(2013)

58	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1 *	20.0%	186,212	186,212	1,955,907	OFFICEMAX #531(2014), ROSS DRESS FOR LESS #439(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS #663(2011), LOWE’S(NOT OWNED)

59	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.0%	52,395	52,395	895,501	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

60	PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988/1997/1999	1/2	100.0%	17,150	17,150	204,590	WALMART(NOT OWNED)

61	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988/1997	1/2	100.0%	188,924	192,924	1,533,311	BEALL’S #28(2006), ROSS DRESS FOR LESS #659(2014), WALMART(NOT OWNED)

62	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994/2004	2003	100.0%	61,593	61,593	403,374	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)

63	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	1/2	20.0%	104,460	104,460	1,181,261	PUBLIX SUPER MARKETS #398(2010), WALMART(NOT OWNED)

64	TAMPA, FL (HORIZON PARK)	HORIZON PARK SHOPPING CENTER 3908 WEST HILLSBOROUGH HIGHWAY	33614	SC	1987/2003	2004	100.0%	216,284	216,284	1,581,029	Home Depot #237(2009), Pearl Artist & Craft Supply(2007)

65	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	1/2	100.0%	134,366	134,366	1,080,064	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE #1745(2010), WALMART(NOT OWNED)

66	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974/1998	1/2	100.0%	198,797	199,447	1,456,216	K MART #3257-2(2009), BIG LOTS #564(2007), STAPLES #882 SUPERSTORE(2013)

67	WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	1/2	100.0%	135,421	135,421	732,808	BEALL’S OUTLET#430(2013), PUBLIX SUPER MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), WALMART(NOT OWNED)

Georgia

68	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.0%	24,000	24,000	331,464	WAL MART(NOT OWNED)

69	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.0%	88,805	88,805	1,208,374	OFFICE DEPOT #076-2(2005), WAL-MART(NOT OWNED)

70	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995/2002	1995	14.5%	343,155	352,755	5,294,884	STEIN MART #092(2010), BABIES R US, #8892(2007), SPORTS AUTHORITY(2012), L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPOT #434(2012), ST. JOSEPH’S HOSPITAL/ATLANTA(2006), UNITED ARTISTS THEATRE #33272(2015)

71	CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.0%	121,853	121,853	871,367	Staples #796(2014), Ingles # 96(2019)

72	CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.0%	112,240	112,240	868,774	Ross Dress For Less #582(2013), Ingles #76(2020)

73	CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.0%	175,969	175,969	1,228,754	Save Rite #2718(2006)

74	COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.0%	119,786	119,786	1,133,699	Goody’s #296(2011), Petsmart #0294(2015), Michael’s # 9929(2009), TARGET(NOT OWNED)

75	CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997/1999	2003	100.0%	308,557	318,695	3,665,623	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 5 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
76	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.0%	86,158	128,506	1,341,384	Best Buy(2015), Babies R Us(2006), LOWES(NOT OWNED)

77	FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.0%	176,903	176,903	465,815	K Mart #3083(2007)

78	LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.0%	75,622	78,422	490,745	FARMERS FURNITURE(2009), Food Lion #890(2019)

79	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	10.0%	89,064	89,064	946,356	Winn-Dixie (Save-Rite) #2735(2010)

80	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	2000/2001	2003	10.0%	73,950	73,950	673,672	Kroger #394(2012)

81	LITHONIA, GA	THE SHOPPES AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2004	2003	100.0%	92,475	142,475	1,300,213	Best Buy #389(2018), Bed Bath & Beyond #516(2013), TOYS R US(NOT OWNED), SAM’S CLUB(NOT OWNED)

82	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	20.0%	91,196	91,196	960,284	Kroger #443(2016)

83	MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.0%	105,849	105,849	492,146	Ingles #444 (DARK)(2010), Wal-Mart #1363(2009)

84	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995/2002	1995	14.5%	301,297	311,194	3,753,532	STEIN MART #141(2007), ROSS DRESS FOR LESS #572(2013), PUBLIX SUPER MARKETS #548(2015), CRUNCH FITNESS INTERNATIONAL(2011)

85	MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	2003	2003	100.0%	30,500	30,500	566,639	LOWES(NOT OWNED), WALMART(NOT OWNED)

86	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.0%	156,497	156,497	1,290,340	Lowe’s #0033(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

87	STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.0%	156,551	156,551	261,222	Ingles #466(2009)

88	STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281	SC	1997	2003	100.0%	0	10,800	244,145

89	STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.0%	2,000	2,000	42,000

90	SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001/2004	2003	100.0%	233,319	233,319	3,020,660	Kohl’s #447(2022), Michael’s #1587(2011), Staples #1162(2016), SHOE GALLERY(2014)

91	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998/2003	2003	100.0%	130,832	137,757	1,208,911	Goody’s #299(2014), Kroger #482(2019), WALMART(NOT OWNED)

92	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.0%	100,002	100,002	779,439	Ingles #407(2006), WAL MART(NOT OWNED)

93	WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.0%	107,941	107,941	1,251,999	T.J. Maxx #032(2010), Staples(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

94	WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.0%	170,940	170,940	1,381,166	Wal-Mart #575(2020)

Idaho

95	IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976/1992/1997	1998	100.0%	148,593	148,593	723,797	OFFICE MAX #666(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 6 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
96	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999/2001/2002/2003/ 2004	1*	100.0%	459,719	521,436	5,978,465	BED BATH & BEYOND #333(2011), OLD NAVY #02448(2005), SHOPKO STORES, INC.(2020), OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS #871(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), BABIES R US(NOT OWNED), WALMART(NOT OWNED)

Illinois

97	DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003	100.0%	22,775	22,775	228,606	WAL MART(NOT OWNED)

98	DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD #303	60010	LC	2000/2004	1*	24.8%	286,889	342,174	8,387,186	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), CENTURY CINEMAS(NOT OWNED), PIER 1 IMPORTS(201), BANANA REPUBLIC(2010), AMBERCROMBIE&FITCH(2005), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J.CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANKCLOTHERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS(2011), J.JILL(2013)

99	HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994	100.0%	167,074	167,074	847,463	WAL-MART STORES #237(2011), MAD-PRICER STORE/ROUNDY’S(2011)

100	KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001	10.0%	161,770	167,477	3,158,415	BED BATH & BEYOND #415(2012), CIRCUIT CITY(2017), OLD NAVY #6574(2006)

101	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974/1998/2000	2*	100.0%	243,736	243,736	917,847	SEARS #2181(2013), J.C. PENNEY #1717(2007), GOODY’S(2016)

102	ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	60462	SC	1987/1993	2004	100.0%	149,498	149,498	1,455,647	Home Depot #1906(2012)

103	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993/1998/2002	1995	14.5%	459,354	509,354	8,220,715	CIRCUIT CITY #3111(2009), OFF 5TH(2011), OFFICEMAX #203(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS #544(2009), NORDSTROM RACK #224(2009), BORDERS BOOKS#61(2009), EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), KLA/SM NEWCO SCHAUMBURG, LLC(NOT OWNED), PRAIRIE ROCK RESTAURANT(NOT OWNED)

Indiana

104	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993/1997	2*	100.0%	223,431	223,431	1,306,699	K MART #7455(2008), GOODY’S #119 -4(2008), J.C. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

105	CONNERSVILLE, IN	WHITEWATER TRADE CENTER 2100 PARK ROAD	47331	SC	1991	2*	100.0%	141,770	141,770	859,763	COX NEW MARKET-4(2011), WAL-MART STORES #1729(2011)

106	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995/2001	1996	20.0%	312,546	312,546	3,284,677	MARSHALL’S#663-1(2011), KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

107	LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 — 4315 COMMERCE DRIVE	47905	SC	2000	2003	100.0%	35,100	35,100	392,973	WAL MART(NOT OWNED)

Iowa

108	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998	100.0%	187,068	187,068	1,858,809	T.J. MAXX #119(2010), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

109	OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	MM	1990/1999/2002	1/2	100.0%	227,148	227,148	1,450,944	HERBERGER’S #326(2020), J.C. PENNEY #2438(2010), OFFICEMAX #1033(2015), GOODY’S #391(2014), TARGET(NOT OWNED)

Kansas

110	LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	LC	1996/2002	1998	100.0%	251,767	379,538	6,906,180	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), AMBERCROMBIE & FITCH(2009), VICTORIA’S SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J.JILL(2013), POTTERY BARN(2009), WILLIAMS-SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS(2025), BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY(2006)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 7 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
111	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998/2004	1*	14.5%	348,536	348,536	4,074,426	TARGET(NOT OWNED)(2013), PETSMART #240(2019), HEN HOUSE #31(2018), MARSHALLS #8716(2008), DICK’S SPORTING GOODS # 119(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

112	OLATHE, KS (DEVONSHIRE)	DEVONSHIRE VILLAGE 127th STREET & MUR-LEN ROAD	66062	SC	1987	1998	24.8%	48,802	48,802	356,440

113	OVERLAND PARK, KS (CHEROKEE)	CHEROKEE NORTH SHOPPING CENTER 8800-8934 W 95th STREET	66212	SC	1987/2002	1998	24.8%	60,765	60,981	735,119

114	OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001/2004	2003	100.0%	30,418	67,833	604,496	HOME DEPOT(NOT OWNED), SAM’S CLUB(NOT OWNED), BABIES R US(NOT OWNED)

115	SHAWNEE, KS (QUIVIRA PARCEL)	TEN QUIVIRA PARCEL 63rd ST. & QUIVIRA ROAD	66216	SC	1972	1998	24.8%	12,000	12,000	206,911

116	SHAWNEE, KS (TEN QUIVIRA)	TEN QUIVIRA SHOPPING CENTER 63rd STREET & QUIVIRA ROAD	66216	SC	1999/2003	1998	24.8%	162,843	162,843	930,355	PRICE CHOPPER FOODS(2008), WESTLAKE HARDWARE #17(2005)

117	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002	100.0%	203,997	253,997	1,993,681	OFFICEMAX #31(2007), T.J. MAXX #316(2006), BARNES & NOBLE #2824(2012), KCBB, INC BURLINGTON(NOT OWNED)

Kentucky

118	FLORENCE, KY (TURFWAY)	Turfway Plaza 6825 Turfway Rd	41042	SC	1975/1998	2004	100.0%	133,985	133,985	849,332	Party Town & Office Depot #176(2006), Big Lots, Inc. #00296B(2008)

119	FRANKFORT, KY (EASTWOOD)	Eastwood Shopping Center 260 Versailles Road	40601	SC	1963/1994	2004	100.0%	155,104	155,104	568,169	Sears, Roebuck & Co. #2090(2006)

120	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003	100.0%	48,920	48,920	629,819	Staples #1214(2016), WAL MART(NOT OWNED)

121	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003	100.0%	27,643	27,643	584,832	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

122	LOUISVILLE, KY (OUTER LOOP)	Outer Loop Plaza 7505 Outer Loop Highway	40228	SC	1973/1989/1998	2004	100.0%	120,477	120,477	609,306	Valu Discount, Inc. #3354(2009)

123	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003	100.0%	153,241	153,241	376,059	Food Lion #1203(2017), BALLARD’S(NOT OWNED)

Maine

124	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997	100.0%	301,992	306,529	2,542,720	HOYTS CINEMAS #445-02 BRUNSWIK(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2008), T.J. MAXX #114(2010), SEARS #2203(2012)

Maryland

125	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1*	100.0%	98,635	102,759	1,371,468	BEST BUY(2013), MICHAEL’S #9914(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

126	SALISBURY, MD (DEV JV)	THE COMMONS(PHASE III) NORTH POINTE DRIVE	21801	SC	2000	1*	50.0%	27,500	27,500	243,250

Massachusetts

127	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1*	100.0%	222,287	353,842	4,364,862	BED BATH AND BEYOND #310(2011), OLD NAVY #02746(2011), OFFICEMAX # 600(2020), BABIES R US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED)

128	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995	14.5%	729,276	738,476	13,463,395	TOYS R US(2020), JORDON MARSH / FEDERATED(2020), T.J. MAXX#147(2010), BABIES R US #6450(2013), DSW SHOE WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS#612(2011), BOBS # 031(2011), LINENS ‘N THINGS#436(2011), SPORTS AUTHORITY#858(2015), OFFICEMAX #121(2011), BEST BUY#532(2014), BARNES & NOBLE #2645(2011), GENERAL CINEMA #971(2014), KOHL’S # 575(2010)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 8 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Michigan

129	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	1993	100.0%	53,815	53,815	503,508	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

130	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	1994	100.0%	86,544	86,544	203,776	K MART #9245(2010), KMART(NOT OWNED)

131	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989/2002	1998	100.0%	237,512	339,242	2,137,094	NATIONAL WHOLESALE LIQUIDATORS(2016), PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS STORES, INC.(2008), KIDS R US #1167(2013), TOYS R US, INC.(2011)

132	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991/2004	1993	100.0%	185,482	185,482	698,345	Big Lots(2010), BUY LOW/ROUNDY’S — 4(2011)

133	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2003	2003	100.0%	199,343	214,518	2,481,777	Circuit City(2017), Linens ‘N Things#682(2013), Gander Mountain(2016), OFFICE MAX #1243(2013), LOWE’S(NOT OWNED)

134	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981/1999	1/2	100.0%	136,842	136,842	698,098	J.C. PENNEY #20430(2010), OFFICEMAX #1116(2014)

135	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	1993	100.0%	202,847	202,847	1,288,455	Elder-Beerman(2011), Dunham’s Sporting Goods(2011), KROGER #633(2012)

136	LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000/2001	2003	100.0%	95,369	95,369	934,726	Michael’s #1590(2011), Gander Mountain(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

137	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2*	100.0%	249,680	249,680	1,659,484	WAL-MART STORES #1428(2009), TJX(2014), KROGER #889(2011)

138	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993/1998	1994	100.0%	268,521	268,521	1,738,196	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), OFFICE MAX #731(2013), GLEN’S MARKET(2013)

139	WALKER, MI (ALPINE AVE)	GREEN RIDGE SQUARE II 3410 ALPINE AVENUE	49504	SC	1991/1995	2004	100.0%	88,133	88,133	902,807	Circuit City #3632(2003), BED BATH AND BEYOND(2015)

140	WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995	100.0%	133,877	133,877	1,398,297	T.J. MAXX #160(2011), OFFICE DEPOT #241(2010), BED BATH AND BEYOND(NOT OWNED), TARGET(NOT OWNED), TOYS R US(NOT OWNED)

Minnesota

141	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977/1998	2*	100.0%	290,143	290,143	1,478,160	K MART #9204(2007), HERBERGER’S #348(2005), J.C. PENNEY #1091-8(2008)

142	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985/1998	1/2	100.0%	249,283	249,283	1,616,162	HERBERGER’S #323(2013), MOVIES 10/WESTGATE MALL/#205(2011)

143	COON RAPIDS, MN	RIVERDALE VILLAGE 12921 RIVERDALE DRIVE	55433	SC	2003	1*	14.5%	518,261	744,441	8,699,530	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), BORDERS(2023), OLD NAVY #03546(2007), SPORTSMEN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED), J.C. PENNEY(NOT OWNED)

144	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997/2001	1997	50.0%	278,211	278,211	3,448,508	BYERLY’S(2016), PETSMART #469(2018), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), T.J. MAXX #379(2007), BED BATH & BEYOND #457(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

145	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	1/2	100.0%	109,973	109,973	542,936	J.C. PENNEY #1076-9 -4(2006), HENNEN’S FURNITURE(NOT OWNED)

146	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995/2002	1996	50.0%	265,957	265,957	2,837,043	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011), MICHAEL’S STORES, INC. #2752(2012), BED, BATH AND BEYOND #456(2012), CUB FOODS(NOT OWNED)

147	ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997	14.5%	324,354	324,354	2,606,377	WAL-MART #5437(2022), CUB FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 9 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
148	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	1/2	100.0%	170,239	170,239	511,436	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

Mississippi

149	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003	100.0%	457,027	532,158	5,179,304	ACADEMY(2015), BED, BATH AND BEYOND #589(2014), ROSS DRESS FOR LESS #820(2015), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN(2019), OFFICE DEPOT #437(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)

150	JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003	100.0%	107,780	107,780	1,084,752	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

151	JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003	100.0%	52,617	52,617	331,788	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

152	OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003	20.0%	13,200	71,866	321,368	KROGER(NOT OWNED)

153	SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003	100.0%	55,749	65,269	561,707	Staples 1172(2016), HOME DEPOT(NOT OWNED)

154	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1999/2004	1994	100.0%	133,691	133,691	899,590	J.C. PENNEY #2447(2010), KROGER #381(2042), LOWE’S(NOT OWNED)

155	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994	100.0%	348,236	348,236	1,964,152	SAM’S CLUB #6329(2012), GOODY’S #39(2007), WAL-MART STORES #258(2012)

Missouri

156	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1*	50.0%	34,567	34,567	463,364	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

157	FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970/1997	1/2	100.0%	93,548	100,548	898,095

158	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995/1999	1995	14.5%	386,070	386,070	4,114,216	KOHL’S DEPARTMENT #230(2016), BED, BATH & BEYOND #107(2012), MARSHALLS #675(2012), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)

159	KANSAS CITY, MO (BRYWOOD)	BRYWOOD CENTER 8600 E. 63rd STREET	64133	SC	1972	1998	24.8%	208,234	208,234	892,469	BIG LOTS #489(2009), PRICE CHOPPER(2009)

160	KANSAS CITY, MO (WARD PARKWAY)	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959/2004	2003	20.0%	205,357	524,931	3,977,682	Dick’s(2016), 24 Hour Fitness(2023), AMC Theaters(2011), T.J. Maxx(2013), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

161	SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998	100.0%	56,033	56,033	491,757	TOYS R US #9512(2013)

162	ST. JOHN, MO	ST JOHN CROSSING 9000-9070 ST CHARLES ROCK RD	63114	SC	2003	2003	100.0%	93,513	93,513	956,725	Shop N Save(2022)

163	ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998	100.0%	415,435	450,938	5,329,582	TOYS R US #9565(2013), COMPUSA COMPUTER SUPER #1012(2013), BED BATH AND BEYOND #460(2012), MARSHALLS OF SUNSET HILLS(2012), HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011)

164	ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998	100.0%	51,820	62,854	456,308	SENSIBLE CINEMAS, INC(2006), SAM’S(NOT OWNED)

165	ST.LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	63109	SC	2004	1998	100.0%	66,128	66,128	1,076,958	OFFICE MAX(2014)

166	ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998	100.0%	299,584	299,584	4,022,889	TARGET #1102(2023), BED BATH & BEYOND #219(2009), PETSMART #255(2014), LANE HOME FURNISHINGS(2013)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 10 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
167	ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998	100.0%	109,242	113,242	573,492	K MART #7543(2008)

168	ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998	100.0%	92,372	92,372	1,393,059	T.J. MAXX #329(2006)

Nevada

169	LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	1*	100.0%	24,032	27,300	428,856

170	RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.0%	52,474	52,474	692,279	CENTURY THEATRE, INC.(2014)

New Jersey

171	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2004	2003	100.0%	425,168	457,705	6,880,124	Kohl’s #469(2023), Linens ‘N Things #142(2014), Michael’s #03716(2013), Ross Dress For Less #634(2014), Shop Rite(2028), BARNES & NOBLE(2014), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

172	MAYS LANDING, NJ (HAMILTON)	Hamilton Commons 4215 Black Horse Pike	08330	SC	2001	2004	100.0%	406,418	406,418	5,751,042	Regal Cinemas #311729(2021), Ross Stores #518(2012), Bed Bath and Beyond, Inc #38(2017), Marshalls #377(2012), SPORTS AUTHORITY #459(2015), CIRCUIT CITY(2020)

173	MAYS LANDING, NJ (WRANGLEBORO	Wrangleboro Consumer Square 2300 Wrangleboro Road	08330	SC	1997	2004	100.0%	839,446	839,446	9,439,390	Best Buy Stores, L.P. #581(2017), Borders #193(2017), Kohls Store #279(2018), Staples #784(2012), Babies R Us # 6373(2013), BJs Wholesale Club #74(2016), Dicks Sporting Goods, Inc. #85(2013), Seamans Furniture(2012), Linens N Things #148(2012), Michaels #9832(2008), Target Stores #T-1109A(2023), Petsmart #576(2013)

174	MT. LAUREL, NJ	CENTERTON SQUARE CENTERTON ROAD & MARTER AVE.	08054	SC	2005	1*	100.0%	88,070	221,720	3,048,540	BED BATH & BEYOND(2015), WEGMANS(NOT OWNED), TARGET(NOT OWNED), COSTCO(NOT OWNED)

175	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	02071	SC	1995	1997	100.0%	211,807	211,807	3,809,350	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), TARGET(NOT OWNED)

176	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	02071	SC	1999/2004	1*	100.0%	202,622	309,285	4,001,229	DICK’S SPORTING GOOD #105(2015), MICHAEL’S(2009), KOHL’S #294(2019)

177	WEST LONG BRANCH, NJ(MONMOUTH)	Consumer Centre (Monmouth, NJ) 310 State Highway #36	07764	SC	1993	2004	100.0%	292,999	292,999	3,790,506	SportsAuthority #803(2012), Barnes and Noble #1885(2009), Petsmart #0760(2008), Home Depot #0907(2013)

New Mexico

178	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978/1997	1/2	100.0%	93,021	93,021	612,837	SMITH’S FOOD & DRUG CENTERS497(2007), FURR’S PHARMACY #887-4(2008), BEALL’S #0180(2009)

New York

179	ALDEN, NY (TOPS)	Tops Plaza — Alden 12775 Broadway	14004	SC	1999	2004	100.0%	67,992	67,992	736,269	Tops Markets #261(2019)

180	AMHERST, NY	3035 Niagara Falls Blvd. Tops Plaza	14828	SC	1986	2004	20.0%	145,192	145,192	1,161,149	Tops Markets #207(2010)

181	AMHERST, NY (BOULEVARD CONSUME	K Mart — N.F.Blvd. Amherst 1641-1703 Niagara Falls Blvd	14228	SC	1998/2001/2003	2004	100.0%	680,287	680,287	6,195,472	Target Stores #T-1010A(2019), K Mart #4199(2007), Babies R Us #9282(2015), Barnes & Noble #2958(2014), Best Buy #459(2016), Bed Bath & Beyond # 532(2018), A.C. Moore(2013)

182	AMHERST, NY (BURLINGTON/JOANN)	Burlington Plaza 1551 Niagara Falls Boulevard	14228	SC	1978/1982/1990/1998	2004	100.0%	199,504	199,504	2,053,382	Burlington Coat #62(2014), Jo-Ann Fabrics and Crafts#1930(2014)

183	AMHERST, NY (DICKS)	Dicks Sporting Goods-Amherst 281 Meyer Road	14226	SC	1993/2003	2004	100.0%	55,745	55,745	720,783	Dicks Sporting Goods # 11(2015)

184	AMHERST, NY (SHERIDAN/HARLEM)	Sheridan Harlem Plaza 4990 Harlem Road	14226	SC	1960/1973/1982/1988/ 2003	2004	100.0%	58,413	58,413	526,163

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 11 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
185	AMHERST, NY (TOPS-TRANSIT COMM	Tops Parcel-Transit/N. French 9660 Transit Road	14226	SC	1995/1998	2004	100.0%	112,427	112,427	1,062,889	Tops Markets(2016)

186	AMHERST, NY (UNIVERSITY PLAZA)	University Plaza 3500 Main Street	14226	SC	1965/1995/2002	2004	100.0%	162,879	162,879	1,340,035	A.J. Wright #162(2012), Tops Markets #42(2009)

187	ARCADE, NY	TOPS PLAZA-ARCADE ROUTE 39	14009	SC	1995	2004	10.0%	65,915	65,915	638,354	Tops Markets # 238(2015)

188	AVON, NY	TOPS PLAZA-AVON 270 E. MAIN STREET	14414	SC	1997/2002	2004	10.0%	62,988	62,988	488,356	Tops Markets (B) #4(2017)

189	BATAVIA, NY (BJS)	BJs PLAZA 8326 LEWISTON ROAD	14020	SC	1996	2004	14.5%	95,846	95,846	770,278	BJs Wholesale Club #311(2016)

190	BATAVIA, NY (COMMONS)	BATAVIA COMMONS 419 WEST MAIN STREET	14020	SC	1990	2004	14.5%	49,431	49,431	439,613

191	BATAVIA, NY (TOPS PLAZA)	TOPS PLAZA 8351 LEWISTON ROAD	14020	SC	1994	2004	14.5%	37,140	37,140	430,150	TOPS(NOT OWNED)

192	BIG FLATS, NY (CONSUMER SQUARE	Big Flats Consumer Square 830 County Route 64	14814	SC	1993/2001	2004	100.0%	641,264	641,264	5,979,488	Dicks Sporting Goods, Inc. #25(2008), Wal-Mart #10-1976(2013), Wal-Mart-Sams #6431(2013), Tops Markets #542(2013), Bed, Bath, and Beyond #448(2014), Michaels #2035(2010), Old Navy #02324(2009), Staples #279(2011), Barnes and Noble #2825(2011), TJ Maxx #198(2007)

193	BUFFALO, NY (DELAWARE CONSUMER	DELAWARE CONSUMER SQUARE 2636-2658 DELAWARE AVENUE	14216	SC	1995	2004	100.0%	229,707	229,707	2,010,140	Target Stores #T-1013A(2015), A.J. Wright #174(2012), OfficeMax #834(2012)

194	BUFFALO, NY (ELMWOOD)	Elmwood Regal Center 1951 — 2023 Elmwood Avenue	14207	SC	1997	2004	100.0%	133,940	133,940	1,492,266	Regal Cinema #330341(2017), Office Depot #412(2012)

195	BUFFALO, NY (MARSHALLS)	Marshalls Plaza 2150 Delaware Avenue	14216	SC	1960/1975/1983/1995	2004	100.0%	82,196	82,196	765,140	Marshalls #331(2009)

196	CANANDAIGUA, NY	TOPS PLAZA 5150 North Street	14424	SC	2002	2004	100.0%	57,498	57,498	769,500	Tops Markets #432(2023)

197	CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS 2015 WALDEN AVENUE	14225	SC	1994	2004	14.5%	26,500	26,500	609,500	Borders #100(2015)

198	CHEEKTOWAGA, NY (DICKS)	DICKS PLAZA 3637 UNION ROAD	14225	SC	1979/1982/1997/2003	2004	14.5%	174,438	174,438	1,192,596	Dicks Sporting Goods, Inc.(2015)

199	CHEEKTOWAGA, NY (THRUWAY PLAZA	Thruway Plaza 2195 Harlem Road	14225	SC	1965/1995/1997/2004	2004	100.0%	347,202	347,202	2,399,258	Wal-Mart #01-2586(2017), MovieLand 8 Theatres(2019), Tops Markets #131(2019), Value City Furniture #76(2009), M & T Bank(2007), HOME DEPOT(NOT OWNED)

200	CHEEKTOWAGA, NY (TOPS UNION)	Tops Plaza — Union Road 3825 — 3875 Union Road	14225	SC	1978/1989/1995/2004	2004	20.0%	151,357	151,357	1,752,019	Tops Markets #202(2013)

201	CHEEKTOWAGA, NY (UNION CONSUME	UNION CONSUMER SQUARE 3733 — 3735 UNION ROAD	14225	SC	1989/1998/2004	2004	14.5%	379,220	379,220	4,193,948	Marshalls #366(2009), Office Max #320(2010), Sams Club #6673(2024), Circuit City Stores #3151(2016), Jo-Ann ETC. #1931(2015)

202	CHEEKTOWAGA, NY (WALDEN PLACE)	WALDEN PLACE 2130-2190 WALDEN AVENUE	14225	SC	1994/1999	2004	14.5%	68,002	68,002	674,528	Media Play #8290(2010)

203	CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700 — 1750 WALDEN AVENUE	14225	SC	1997/1999/2004	2004	14.5%	255,964	255,964	2,201,464	Office Depot #00673(2009), Linens N Things(2015), Michaels #3862(2013), Target Stores #T-1014A(2015)

204	CHILI, NY (KMART)	Chili Plaza 800 Paul Road	14606	SC	1998	2004	100.0%	116,868	120,368	748,189	Sears, Roebuck and Co.(2019)

205	CICERO, NY (BEAR RD)	Bear Road Plaza 709-729 North Main Street	13212	SC	1978/1988/1995	2004	100.0%	59,483	59,483	454,913

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 12 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
206	CLARENCE, NY (BARNES)	BARNES & NOBLE 7370 TRANSIT ROAD	14031	SC	1992	2004	14.5%	16,030	16,030	304,249

207	CLARENCE, NY (EASTGATE PLAZA)	EASTGATE PLAZA TRANSIT & GREINER ROADS	14031	SC	1995/1997/1999/2001/ 2004	2004	14.5%	454,956	454,956	3,963,721	BJS Wholesale Club, Inc.(2021), Dicks Sporting Goods, Inc.(2011), Linens N Things #622(2015), Michaels #2014(2010), Wal-Mart #2355(2015)

208	CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	14221	SC	1994	2004	14.5%	92,720	92,720	743,588	Office Max #81(2009), JO-ANN FABRICS(2015), BIG LOTS(2015), HOME DEPOT(NOT OWNED)

209	CLARENCE, NY (PREMIER)	PREMIER PLACE, 7864 — 8020 TRANSIT ROAD	14221	SC	1986/1994/1998	2004	14.5%	142,536	142,536	1,365,870	Premier Liquors — I(2010), Stein Mart #155(2008)

210	CORTLAND, NY (TOPS PLAZA)	Tops Plaza — Cortland, NY 3836 Route 281	13045	SC	1995	2004	100.0%	134,223	134,223	1,688,442	Tops Markets #517(2016), Staples #1235(2017)

211	DANSVILLE, NY (TOPS)	Tops Plaza — Dansville 23-65 Franklin Street	14437	SC	2001	2004	100.0%	62,400	62,400	626,969	Tops Markets #520(2021), Blockbuster(2014)

212	DEPEW, NY	Tops D & L Plaza 5175 Broadway	14043	SC	1980/1990/1996	2004	100.0%	148,245	148,245	1,437,720	Tops Markets #114(2016), Big Lots #00391 B(2011)

213	DEWITT, NY (DEWITT COMMONS)	Marshalls Plaza — Dewitt, NY 3401 Erie Boulevard East	13214	SC	2001/2003	2004	100.0%	318,809	318,809	2,389,186	Toys R Us #7525(2018), Marshalls #217(2019), Bed, Bath & Beyond #515(2018), A.C. Moore(2014), Syracuse Orthopedic Specialist(2017)

214	DEWITT, NY (MICHAELS/CHUCK E C	Michaels-Dewitt 3133 Erie Boulevard	13214	SC	2002	2004	100.0%	49,713	49,713	570,166	Michaels #2011(2010)

215	ELMIRA, NY	TOPS PLAZA-ELMIRA HUDSON STREET	14904	SC	1997	2004	10.0%	98,330	98,330	1,117,100	Tops Market #551(2017)

216	GATES, NY (WESTGATE PLAZA)	Westgate Plaza 2000 Chili Avenue	14624	SC	1998	2004	100.0%	327,809	327,809	3,108,040	Wal-Mart #2859(2021), Staples the Office Superstore(2015)

217	GREECE, NY	West Ridge Plaza 3042 West Ridge Road	14626	SC	1993/1999	2004	100.0%	75,916	75,916	799,191	Petsmart #774(2008), Jo-Ann etc. #1949(2015)

218	HAMBURG, NY (BJS)	BJs Plaza — Hamburg, NY 4408 Milestrip Road	14075	SC	1990/1997	2004	100.0%	175,965	175,965	1,685,409	OfficeMax #0027(2010), BJs Wholesale Club #35(2010)

219	HAMBURG, NY (DICKS-MCKINLEY)	McKinley Place 3701 McKinley Parkway	14075	SC	1990/2001	2004	100.0%	128,944	128,944	1,413,676	Dicks Sporting Goods #12(2011), Rosas Home Store(2009)

220	HAMBURG, NY (HAMBURG VILLAGE)	Hamburg Village Square 140 Pine Street	14075	SC	1960/1972/1984/1996	2004	100.0%	92,717	92,717	871,467

221	HAMBURG, NY (HOME DEPOT)	Home Depot Plaza — Hamburg, NY 4405 Milestrip Road	14219	SC	1999/2000	2004	100.0%	139,413	139,413	1,506,174	Home Depot #1286(2012)

222	HAMBURG, NY (MILESTRIP)	McKinley Milestrip Center 3540 McKinley Parkway	14075	SC	1999	2004	100.0%	106,774	106,774	1,397,536	Old Navy #03046(2005), Jo-Ann Fabrics & Crafts #1932(2015)

223	HAMBURG, NY (TOPS)	SOUTH PARK PLAZA-TOPS 6150 SOUTH PARK AVENUE	14075	SC	1990/1992	2004	10.0%	84,000	84,000	730,500	Tops Markets #236(2015)

224	HAMLIN, NY	TOPS PLAZA-HAMLIN 1800 LAKE ROAD	14464	SC	1997	2004	10.0%	60,488	60,488	489,395	Tops Markets (B) #4(2017)

225	IRONDEQUOIT, NY (CULVER RIDGE)	Culver Ridge Plaza 2255 Ridge Road East	14622	SC	1972/1984/1997	2004	20.0%	226,382	226,382	2,502,635	Regal Cinemas, Inc. #330332(2022), A.J. WRIGHT(2014)

226	IRONDEQUOIT, NY (RIDGEVIEW)	Ridgeview Place 1850 Ridge Road East	14617	SC	2000	2004	100.0%	65,229	65,229	762,818

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 13 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
227	ITHACA, NY (TOPS PLAZA)	Tops Plaza, Ithaca 614 — 722 South Meadow	14850	SC	1990/1999/2003	2004	100.0%	229,320	229,320	3,676,145	OFFICE MAX #908(2014), Tops Markets #525(2021), Michaels #3718(2013), Barnes & Noble Booksellers2122(2018)

228	JAMESTOWN, NY	Tops Plaza — Jamestown 75 Washington Street	14702	SC	1997	2004	20.0%	98,001	98,001	1,272,966	Tops Markets (B) #2 — Jamestow(2018)

229	JAMESTOWN, NY (SOUTHSIDE)	Southside Plaza 708-744 Foote Avenue	14701	SC	1980/1997	2004	100.0%	63,140	63,140	593,122	Quality Market #6661(2017)

230	LANCASTER, NY (REGAL)	REGAL CENTER 6703-6733 TRANSIT ROAD	14221	SC	1997	2004	14.5%	112,949	112,949	921,583	Regal Cinema #33294(2017)

231	LEROY, NY	Tops Parcel — LeRoy, NY 128 West Main Street	14482	SC	1997	2004	20.0%	62,747	62,747	581,515	Tops Markets, Inc. #2 — Leroy(2017)

232	LOCKPORT, NY	Wal-Mart/Tops Plaza-Lockport 5789 & 5839 Transit Rd. & Hamm	14094	SC	1993	2004	100.0%	296,582	296,582	2,621,761	Wal-Mart #10-2107(2015), Tops Markets #21(2021), Sears Hardware #5073(2006)

233	MEDINA, NY (TOPS)	Tops Plaza — Medina 11200 Maple Ridge Road	14103	SC	1996	2004	100.0%	80,028	80,028	526,400	Tops Market #248(2016)

234	NEW HARTFORD, NY	CONSUMER SQUARE 4725 — 4829 COMMERCIAL DRIVE	13413	SC	2002	2004	14.5%	516,801	516,801	5,699,626	Barnes & Noble #2133(2013), Bed Bath & Beyond #511(2018), Best Buy #545(2013), Staples the Office Superstore(2018), Michaels #2770(2013), Wal-Mart #1677-02(2022), TJ Maxx #865(2012)

235	NEW HARTFORD, NY (TOPS)	Tops Plaza — Kellogg Rd. 40 Kellogg Road	13413	SC	1998	2004	100.0%	127,740	127,740	1,294,912	Tops Markets #570(2018)

236	NIAGARA FALLS, NY (HOME DEPOT)	Home Depot Plaza — N. Falls 720 & 750 Builders Way	14304	SC	1994/2000	2004	100.0%	154,510	154,510	1,461,852	Home Depot #1287(2019), Regal Cinemas #330393(2019)

237	NIAGARA FALLS, NY (PINE PLAZA)	Pine Plaza 8207-8351 Niagara Falls Blvd.	14304	SC	1980/1992/1998	2004	100.0%	82,755	82,755	805,729	OfficeMax #328(2015)

238	NIAGARA FALLS, NY (WEGMANS)	Wegmans Plaza 1575 — 1653 Military Road	14304	SC	1998	2004	100.0%	122,876	122,876	597,836	Wegmans Food Markets, Inc.(2023)

239	NIAGRA FALLS, NY (TOPS-PORTAGE	Tops Parcel — Portage Road 1000 Portage Road	14301	SC	1991	2004	100.0%	116,903	116,903	1,139,727	Tops Markets/Eckerd Corp #009(2013)

240	NISKAYUNA, NY	Mohawk Commons — Niskayuna, NY 402 — 442 Balltown Road	12121	SC	2002	2004	100.0%	404,994	404,994	4,374,105	Price Chopper # 191(2022), Lowes Home Centers #1612(2022), Marshalls #0528(2012), Barnes & Noble # 2180(2014), Bed, Bath and Beyond # 566(2019), TARGET(NOT OWNED)

241	NORTH TONAWANDA, NY (MID-CITY	Mid — City Plaza 955-987 Payne Avenue	14120	SC	1960/1976/1980/1995/ 2004	2004	100.0%	212,418	212,418	2,091,330	Sears, Roebuck and Company #50(2006), TOPS(2024)

242	NORWICH, NY (TOPS)	TOPS PLAZA-NORWICH 54 EAST MAIN STREET	13815	SC	1997	2004	10.0%	85,453	85,453	1,101,525	Tops Markets #560(2018)

243	OLEAN, NY (WAL-MART)	Wal-Mart Plaza — Olean 3142 West State Street	14760	SC	1993/2004	2004	100.0%	285,400	285,400	2,249,634	Wal-Mart #2159(2014), Eastwynn Theatres, Inc.(2014), BJs Wholesale Club #302(2014), HOME DEPOT(NOT OWNED)

244	ONTARIO, NY	Tops Plaza — Ontario 6254-6272 Furnace Road	14519	SC	1998	2004	20.0%	77,040	77,040	756,687	Tops Markets #4 — Ontario(2019)

245	ORCHARD PARK, NY	Southwestern Boulevard 3245 Southwestern Boulevard	14127	SC	2000	2004	20.0%	167,805	167,805	1,895,014	Tops Markets #108 — Orchard(2022), Stein Mart #269(2012), LOWES(NOT OWNED)

246	PLATTSBURGH, NY	Plattsburgh Consumer Square Rt. 3 — Cornelia Road	12901	SC	1993/2004	2004	100.0%	484,806	484,806	3,414,354	Wal-Mart-Sams #6456(2013), Wal-Mart #01-1994(2020), TJ Maxx #423(2013), PetsMart #1290(2014), Michaels #1555(2011)

247	ROCHESTER, NY (HEN-JEF)	Hen-Jef Plaza 400 Jefferson Rd @ Henrietta	14620	SC	1983/1993	2004	100.0%	159,517	159,517	1,141,189	City Mattress(2009), Comp USA #1557(2008), PETsMART #773(2008), The Tile Shop(2015)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 14 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
248	ROCHESTER, NY (PANORAMA)	Panorama Plaza 1601 Penfield Road	14625	SC	1959/1965/1972/1980/ 1986/1994	2004	20.0%	273,541	273,541	3,445,625	Linens N Things #371(2008), Tops Markets #417(2014)

249	ROCHESTER, NY(HENRIETTA PLAZA)	Henrietta Plaza 1100 Jefferson Road	14467	SC	1972/1980/1988/1999	2004	100.0%	245,426	245,426	2,074,445	Big Lots, Inc. #01474 B(2010), Office Depot #2011(2009), Tops Markets #415(2013)

250	ROME, NY (FREEDOM)	Freedom Plaza 205-211 Erie Boulevard West	13440	SC	1978/2000/2001	2004	100.0%	161,967	161,967	853,212	Staples the Office Superstore(2015), J.C. Penney #2008(2008), Tops Markets #572(2021)

251	SPRINGVILLE, NY	Springville Plaza 172 - 218 South Cascade Drive	14141	SC	1980/1999/2004	2004	100.0%	107,924	107,924	902,505	Tops Markets(2023), SALVATION ARMY(2009)

252	TONAWANDA, NY (DEL-TON)	Del-Ton Plaza 4220 Delaware Avenue	14150	SC	1985/1996	2004	100.0%	55,473	55,473	357,498

253	TONAWANDA, NY (OFFICE DEPOT)	Office Depot Plaza 2309 Eggert Road	14150	SC	1976/1985/1996	2004	100.0%	121,846	121,846	1,106,048	CompUSA Inc., Stores LP. #29-4(2010), Office Depot #398(2011)

254	TONAWANDA, NY (SHER/DELAWARE)	Sheridan/Delaware Plaza 1692-1752 Sheridan Drive	14223	SC	1950/1965/1975/1986/ 2000	2004	100.0%	188,200	188,200	1,265,236	The Bon Ton #63(2010), Bon-Ton Home Store(2010), Tops Markets #239(2020)

255	TONAWANDA, NY (TOPS)	TOPS PLAZA-NIAGARA STREET 150 NIAGARA STREET	14150	SC	1997	2004	10.0%	97,014	97,014	1,236,230	Tops Markets #228(2017)

256	TONAWANDA, NY (TOPS/GANDER MTN	YOUNGMANN PLAZA 750 YOUNG STREET	14150	SC	1985/2003	2004	10.0%	310,921	310,921	2,213,383	BJ’s Wholesale Club #6(2010), Big Lots #1629(2012), Gander Mountain Company #251(2015), Tops Markets #226(2021)

257	UTICA, NY (TOPS MOHAWK ST.)	Tops Plaza — Mohawk St., Utica 1154 Mohawk Street	13501	SC	1961/1972/1988/1998	2004	100.0%	190,376	190,376	1,663,204	A.J. Wright(2014), Tops Markets (B) #5(2019)

258	VICTOR, NY	VICTOR SQUARE 2-10 COMMERCE DRIVE	14564	SC	2000	2004	100.0%	56,134	56,134	947,180

259	WARSAW, NY	Tops Parcel — Warsaw 2382 Route 19	14569	SC	1998	2004	20.0%	74,105	74,105	711,298	Tops Markets (B) #2 — Warsaw(2015)

260	WEST SENECA, NY (HOME DEPOT)	Home Depot Plaza 1881 Ridge Road	14224	SC	1975/1983/1987/1995	2004	100.0%	139,453	139,453	1,336,264	Home Depot #1231(2016)

261	WEST SENECA, NY (SENECA RIDGE)	Seneca — Ridge Plaza 3531 Seneca Street	14224	SC	1980/1996/2004	2004	100.0%	62,403	62,403	551,570	Sears, Roebuck & Co. #5163(2006)

262	WILLIAMSVILLE, NY	Williamsville Place 5395 Sheridan Drive	14221	SC	1986/1995/2003	2004	100.0%	92,382	92,382	1,106,084

North Carolina

263	APEX, NC	BEAVER CREEK COMMONS 1335 W WILLIAMS STREET	27502	SC	2005	1*	100.0%	67,745	67,745	1,228,380	OFFICEMAX(2014), LOWE’S(NOT OWNED), SUPER TARGET(NOT OWNED)

264	ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003	14.5%	190,970	190,970	1,989,799	Goody’s 20923 — #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods(2017), Michael’s(2008), Officemax #577(2011)

265	DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990/2001	1/2	100.0%	203,934	203,934	1,167,500	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

266	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985/2003	2003	100.0%	196,279	196,279	1,552,134	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), T.J. Maxx #354(2006), Bed Bath and Beyond #560(2014)

267	HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995/2004	2003	100.0%	47,530	47,530	258,172	Ingles #112(2009)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 15 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
268	INDIAN TRAIL, NC	Union Town Center — Phase I Independence & Faith Church Rd	28079	SC	1999	2004	100.0%	91,360	91,360	874,642	Food Lion #1614(2020)

269	MOORESVILLE, NC	Mooresville Consumer Square 355 West Plaza Drive	28117	SC	1999	2004	100.0%	447,946	447,946	3,586,381	Wal-Mart #1156(2019), Goodys #322(2010)

270	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989/1999	1/2	100.0%	68,130	68,130	610,223	GOODY’S #4(2007), WAL-MART(NOT OWNED)

271	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990/1999	1/2	100.0%	93,527	93,527	463,101	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

272	WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	2 *	100.0%	180,894	180,894	1,143,976	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

273	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989/2001	1/2	100.0%	410,491	410,491	3,265,362	BARNES & NOBLE #2762(2007), LOWE’S HOME CENTER #445 -4(2014), OLD NAVY #03841(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175 -4(2005), BADCOCK FURNITURE(2014), SAM’S(NOT OWNED)

North Dakota

274	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	1/2	100.0%	263,502	263,502	1,064,706	K MART #9564(2008), HERBERGER’S #330(2005), J.C. PENNEY #1628-7(2008)

275	GRAND FORKS, ND	OFFICE MAX 2500 S COLUMBIA ROAD	58201	SC	1978	1999	83.8%	31,812	31,812	0

Ohio

276	ASHLAND, OH	CLAREMONT PLAZA US ROUTE 42	44805	SC	1977	1/2	100.0%	110,505	110,505	72,234	TRACTOR SUPPLY(2010)

277	ASHTABULA, OH (TOPS)	Tops Plaza — Ashtabula 1144 West Prospect Road	44004	SC	2000	2004	100.0%	57,874	57,874	898,312	Tops Markets #884(2021)

278	AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996/2004	1 *	100.0%	64,700	102,683	1,277,463	MARQUEE CINEMAS(NOT OWNED), HEINEN’S(NOT OWNED)

279	BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.0%	52,399	52,399	432,292	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)

280	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1 *	100.0%	506,254	511,654	4,117,827	LOWE’S COMPANIES #188(2016), BABIES R US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE, INC # 4075(2018)

281	CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995/2001/2003	1 *	14.5%	478,106	478,106	5,022,784	AMERICAN SIGNATURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES #1900(2008), PETSMART #523(2013), DICK’S CLOTHING & SPORTING #64(2010), DSW SHOE WAREHOUSE(2012), KOHL’S DEPARTMENT STORE#239(2016), TARGET(NOT OWNED)

282	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974/1998	1/2	20.0%	105,512	105,512	1,012,509	KROGER #348(2041), OFFICE MAX #617(2013)

283	CHILLICOTHE, OH(LOWES)	CHILLICOTHE PLACE (LOWES) 867 N BRIDGE STREET	45601	SC	1974/1998	1/2	100.0%	130,497	130,497	822,132	LOWE’S HOME CENTERS #472-2(2015)

284	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	2 *	100.0%	235,433	235,433	1,347,996	MICHAEL’S(2006)

285	CLEVELAND, OH (WEST 65th)	KMART PLAZA — WEST 65TH 3250 WEST 65TH STREET	44102	SC	1977	1/2	100.0%	49,420	49,420	289,196	GREAT A & P TEA #23001-4(2007), KMART(NOT OWNED)

286	COLUMBUS, OH (CONSUMER SQUARE)	Consumer Square West, Columbus 3630 Soldano Blvd.	43228	SC	1989/2003	2004	100.0%	356,515	356,515	2,362,471	Office Max #282(2010), Kroger Store #598(2014), Target Stores #T-668(2011)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 16 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
287	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	80.0%	326,912	326,912	1,699,821	AMC THEATRE(2007), MAX SPORTS CENTER(2006), B.J.’S WHOLESALE CLUB(NOT OWNED)

288	COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.0%	509,611	509,611	6,180,788	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC. #550(2014), GOLFSMITH GOLF CENTER(2013), MICHAEL’S #9876(2008), GALYAN’S #410(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC. #195(2014), T.J. MAXX#447(2008)

289	COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.0%	352,913	352,913	3,358,654	TARGET#1058(2016), BARNES & NOBLE#2860(2007), STAPLES #451(2011), AMC THEATRES LENNOX 24(2021)

290	COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.5%	305,428	305,428	3,073,945	BABIES R US #9242(2011), MICHAEL’S #2873(2013), STEIN MART #130(2007), BIG BEAR(2016), STAPLES #403(2010)

291	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.0%	137,556	137,556	1,518,759	GIANT EAGLE(2014)

292	ELYRIA, OH	ELYRIA SHOPPING CENTER 825 CLEVELAND	44035	SC	1977	1/2	100.0%	85,125	85,125	626,445	TOPS MARKETS #811(2010)

293	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.0%	25,950	25,950	321,042	WAL MART(NOT OWNED)

294	GROVE CITY, OH (DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998	20.0%	128,210	128,210	803,078

295	HAMILTON, OH	H.H. GREGG 1371 MAIN STREET	43450	SC	1986	1998	100.0%	40,000	40,000	230,000	ROUNDY’S(2006)

296	HILLSBORO, OH	HILLSBORO SHOPPING CENTER 1100 NORTH HIGH STREET	45133	SC	1979	1/2	100.0%	58,564	58,564	168,771

297	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	1993	100.0%	160,219	160,219	1,327,146	CUB FOODS(2011), WAL-MART(NOT OWNED)

298	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990/2002	1993	100.0%	17,000	17,000	174,484	WALMART #1407(NOT OWNED), ERB LUMBER(NOT OWNED)

299	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD.	44056	SC	1994	1994	50.0%	233,639	246,539	2,792,158	FIRST NATL. SUPERMARKETS #826(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

300	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	1*	100.0%	169,481	169,481	1,601,734	CINEMARK(2019), HOME DEPOT #3824(2020)

301	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958/1998/2003	1997	14.5%	624,480	626,880	7,723,798	BEST BUY #279(2010), BED BATH & BEYOND, INC. #458(2012), MARSHALLS #267(2006), PETSMART #529(2008), KRONHEIMS FURNITURE(2012), HOME DEPOT #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMPUSA INC. #577(2008), TOP’S SUPERMARKET(NOT OWNED)

302	PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998	100.0%	33,270	33,270	194,600	CARDINAL (GARDNERS/LANCASTER)(2007)

303	PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.0%	59,495	61,872	588,815

304	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1*	100.0%	183,288	183,288	2,644,866	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

305	STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997/2000	1*	100.0%	404,480	404,480	2,978,925	K MART #4264(2006), BED BATH AND BEYOND #360(2011), GIANT EAGLE, INC. #4096(2017), KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

306	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980/2004	1/2	100.0%	163,199	163,199	795,639	MARQUEE CINEMAS(2018), J.C. PENNEY #324-4(2010)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 17 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
307	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1*	20.0%	241,129	271,729	2,744,714	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #03786(2005)

308	TOLEDO, OH (DICKS)	Dicks Sporting Goods 851 W. Alexis Road	43612	SC	1995	2004	100.0%	80,160	80,160	501,000	Dicks Sporting Goods #1563(2016)

309	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974/1997/2000	1/2	100.0%	162,330	162,330	1,369,983	MARC’S #37(2009), K MART #3234(2009)

310	WILMINGTON, OH	SOUTH RIDGE SHOPPING CENTER 1025 S SOUTH STREET	45177	SC	1977	1/2	100.0%	55,130	55,130	229,424	COMMUNITY MARKETS(2013)

311	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994/1997/2001	1*	100.0%	97,373	104,861	762,556	KROGER #829(2019), WAL-MART(NOT OWNED)

Oregon

312	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995/2001	1996	50.0%	309,617	309,617	5,120,030	LINENS N THINGS(2017), ROSS DRESS FOR LESS #399(2008), BARNES & NOBLE #2748(2011), MICHAEL’S #9887(2009), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

Pennsylvania

313	ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001/2004	2003	100.0%	241,077	241,077	2,312,117	Wal-Mart #2641(2021)

314	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975/1997	1/2	100.0%	173,876	179,376	1,318,809	K MART #3026(2005), BIG LOTS #1713(2010)

315	ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995/1998/2003	1*	100.0%	557,769	564,599	5,076,611	LOWE’S HOME CTR #226(2015), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), HOME DEPOT(NOT OWNED)

316	ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2003	2003	14.5%	107,537	112,987	1,051,339	Marshalls(2013), Bed Bath & Beyond #447(2013), BABIES R US(2015), TARGET(NOT OWNED)

317	ERIE, PA (TOPS-ERIE)	Tops Parcel-Erie 1520 West 25th Street	16505	SC	1995	2004	100.0%	99,631	99,631	1,250,882	Tops Markets (B) #602(2016)

318	HANOVER, PA (BJS)	BJs, Hanover — Allentown, PA 1785 Airport Road South	18109	SC	1991	2004	100.0%	112,230	112,230	784,631	BJs Wholesale Club #21(2011)

319	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999/2004	2003	14.5%	253,110	253,110	1,999,010	Lowe’s #500(2027), Shop ‘N Save(2019)

320	MONACA, PA (CINEMARK)	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999	2003	100.0%	39,702	39,702	648,136	CINEMARK #344(2019)

Puerto Rico

321	ARECIBO, PR (ATLANTICO)	PLAZA DEL ATLANTICO PR #KM 80.3	00612	MM	1980/1993	2005	100.0%	212,249	221,748	3,291,382	K MART #7566(2013), CAPRI DEL ATLANTICO(2013)

322	BAYAMON, PR (PLAZA DEL SOL)	PLAZA DEL SOL RD PR#29 & PR#167, HATO TEJAS	00961	MM	1998/2003/2004	2005	100.0%	526,326	563,499	15,432,969	WAL*MART #2501(2022), OLD NAVY #5830(2007), SCIENCE PARK CINEMA CORP.(2019), MIKASA(2009), BED BATH & BEYOND, STORE #381(2017), HOME DEPOT (NOT OWNED)

323	BAYAMON, PR (REXVILLE PLAZA)	REXVILLE PLAZA PR #167, KM 18.8	00961	SC	1980/2002	2005	100.0%	126,098	132,384	1,310,000	PUEBLO XTRA #156(2009), TIENDAS CAPRI(2013)

324	BAYAMON, PR (RIO HONDO)	RIO HONDO PR #22, PR #167	00961	MM	1982/2001	2005	100.0%	386,216	451,518	9,342,041	CAYEY CINEMA CORP.(NOT OWNED)(2009), MARSHALLS #749(2009), K MART #7570(2013), XTRA #159(2012), RIO HONDO CINEMA(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 18 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
325	CAROLINA, PR (PLAZA ESCORIAL)	PLAZA ESCORIAL CARRETERA #3, KM 6.1	00987	SC	1997	2005	100.0%	385,665	489,865	7,341,195	OFFICEMAX STORE #1117(2015), WAL*MART PUERTO RICO, INC.(2024), BORDERS STORE #482(2017), OLD NAVY(2009), SAMS WHOLESALE CLUB(2024), HOME DEPOT(NOT OWNED), CARIBBEAN CINEMAS(NOT OWNED)

326	CAYEY, PR (PLAZA CAYEY)	PLAZA CAYEY STATE RD #1 & PR #735	00736	SC	1999/2004	2005	100.0%	261,402	340,116	2,732,023	WAL*MART #2721(2021), CAYEY CINEMA CORP.(NOT OWNED)

327	FAJARDO, PR (PLAZA FAJARDO)	PLAZA FAJARDO ROAD PR #3 INT PR #940	00738	SC	1992	2005	100.0%	245,402	251,402	3,750,159	Wal*Mart #1822(2012), Pueblo Xtra #171(2012)

328	GUAYAMA, PR (PLAZA WAL-MART)	PLAZA WAL-MART ROAD PR #3 KM 135.0	00784	SC	1994	2005	100.0%	163,598	163,598	1,599,382	Wal*Mart #2072(2018)

329	HATILLO, PR (PLAZA DEL NORTE)	PLAZA DEL NORTE ROAD #2,KM 81.9	00659	MM	1992	2005	100.0%	505,591	671,020	10,563,651	Almacenes Pitusa(2003), JC Penney #651(2012), Pueblo Xtra #166(2012), Wal*Mart #1854(2012), TOYS R’ US/KID’SRUS(NOT OWNED), SEARS(NOT OWNED)

330	HUMACAO, PR (PALMA REAL)	PALMA REAL STATE ROAD #3, KM 78.20	00791	SC	1995	2005	100.0%	336,699	438,705	6,076,801	CAPRI STORES(2011), XTRA/PUEBLO INTERNATIONAL, INC(2020), CINEVISTA THEATRES(2005), WAL*MART #2240(2020), PEP BOYS(NOT OWNED), J C PENNY(NOT OWNED)

331	ISABELA, PR (PLAZA ISABELA)	PLAZA ISABELA STATE RD #2 & #454,KM 111.6	00662	SC	1994	2005	100.0%	236,730	257,336	3,294,395	PUEBLO INTERNATONAL, LLC(2014), WAL-MART PUERTO RICO, INC#2085(2019)

332	SAN GERMAN, PR (CAMINO REAL)	CAMINO REAL STATE RD PR #122	00683	SC	1991	2005	100.0%	22,356	49,172	292,000	PEP BOYS #907(2015)

333	SAN GERMAN, PR (DEL OESTE)	DEL OESTE ROAD PR #2 INT PR #122	00683	SC	1991	2005	100.0%	174,172	184,746	2,241,565	K-Mart #3896(2016), Pueblo Xtra #163(2011)

334	SAN JUAN, PR (SENIORIAL PLAZA)	SENIORIAL PLAZA PR #53 & PR #177	00926	MM	1978/Mutiple	2005	100.0%	169,138	209,598	2,540,080	RIO HONDO CINEMA(NOT OWNED)(2005), PUEBLO EXT(NOT OWNED)

335	VEGA BAJA, PR (PLZA VEGA BAJA)	PLAZA VEGA BAJA ROAD PR #2 INT PR #155	00693	SC	1990	2005	100.0%	173,408	183,618	2,037,041	K-Mart Corp #3679(2015), Pueblo Xtra #158(2010)

South Carolina

336	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990/2000	1993	100.0%	177,427	177,427	963,186	BELK #227(2015), WAL-MART SUPER CENTER(NOT OWNED)

337	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.0%	188,883	196,048	1,558,710	Food Lion #933(2011), Wal-Mart #1748(2011)

338	COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	14.5%	259,551	259,551	2,665,473	Barnes & Noble #2688(2011), ROSS DRESS FOR LESS #712(2014), Marshall’s #458(2007), OfficeMax #640(2011), BABIES ‘R’ US #8890(NOT OWNED)

339	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992/2000	1995	100.0%	209,139	209,139	1,963,966	PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT # 2002(2010), T.J. MAXX #780 -3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT OWNED)

340	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989/2001	2*	100.0%	294,471	294,471	2,067,867	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED)

341	N. CHARLESTON, SC(N CHARL CTR)	North Charleston Center 5900 Rivers Avenue	29406	SC	1980/1993	2004	100.0%	220,361	220,361	1,310,891	Babies R Us(2005), Big Lots #00004 B(2009)

342	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994/1999	1995	100.0%	50,760	50,760	524,714	GOODY’S #282(2008), WAL-MART(NOT OWNED)

343	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.0%	22,050	22,050	94,462

344	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.0%	142,133	142,133	878,374	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES #673(2015)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 19 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
345	UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	1993	100.0%	184,331	184,331	985,854	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010), WINN DIXIE STORES #1255(2010)

South Dakota

346	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	1/2	100.0%	285,372	285,372	1,288,205	HERBERGER’S #315(2009), J.C. PENNEY #0495-2 -4(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee

347	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999/2004	2000	14.5%	201,516	201,516	2,468,894	BEST BUY #170(2014), ROSS DRESS FOR LESS #823(2015), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

348	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992/2004	2003	100.0%	214,918	214,918	1,660,364	Best Buy #4720(2014), Hobby Lobby(2014), Fresh Market(2014)

349	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	10.0%	68,948	68,948	496,314	KROGER #538(2022)

350	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	10.0%	71,311	71,311	526,291	Bi-Lo #367(2011)

351	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	20.0%	84,441	84,441	727,215	Kroger #541(2012)

352	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050LOWE’S ROAD	37075	SC	1999	2003	100.0%	133,144	133,144	1,222,439	Lowe’s(2019)

353	MEMPHIS, TN	9020 US Highway 64	38002	SC	1993	2003	100.0%	64,223	64,223	543,385	Kroger #436(2012)

354	MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.0%	117,750	117,750	730,664	Murfreesboro Athletic Club(2014)

355	MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	14.5%	108,180	108,180	1,310,610	T.J. Maxx #579(2008), Books-A-Million(2009), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

356	NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	14.5%	167,795	167,795	1,653,111	Lowe’s(2019), WAL MART(NOT OWNED)

Texas

357	AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003	24.8%	279,877	329,877	4,200,663	ROSS DRESS FOR LESS #706(2014), LINEN N THINGS #291(2014), HOBBY LOBBY(2018), ULTIMATE ELECTRONICS(2019), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED)

358	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD,	75035	SC	2003	2003	100.0%	15,359	101,943	576,241	KOHL’S(NOT OWNED)

359	FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.0%	205,017	235,017	2,030,911	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), ROSS DRESS FOR LESS #351-1(2006), TARGET(NOT OWNED), TOYS R US(NOT OWNED), OFFICE DEPOT(NOT OWNED)

360	FT. WORTH, TX (FOSSIL CREEK)	FOSSIL CREEK WESTERN CENTER BLVD	76137	SC	1991	2002	100.0%	68,492	68,492	873,609

361	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	2004	2003	14.5%	147,010	248,844	2,602,529	Marquee Cinema(2018), OFFICE MAX(2014), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

362	LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	14.5%	311,039	311,039	3,551,108	99 CENTS ONLY STORE(2009), THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY #258(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

363	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	100.0%	118,970	118,970	1,263,963	Kohl’s #416(2021), ALBERTSON’S(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 20 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
364	MESQUITE, TX	THE MARKETPLACE AT TOWN CENTER SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	100.0%	164,625	169,625	2,283,544	Ultimate Electronics(2018), Linen ‘N Things #267(2013), Michael’s(2012), Ross Dress For Less #603(2013), KOHL’S(NOT OWNED)

365	SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001/2002	1*	100.0%	278,727	416,727	4,189,475	T.J. MAXX(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #03797(2006), ROSS DRESS FOR LESS #509(2012), BARNES & NOBLE # 2055(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED), KOHL’S(NOT OWNED)

Utah

366	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.0%	19,200	19,200	205,560	RITE AID(NOT OWNED)

367	MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973/2000	1998	100.0%	657,269	657,269	6,839,713	MERVYN’S #M-0065A(2015), BABIES R US #9568(2014), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016), BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART STORES #2207(2015)

368	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.0%	162,316	162,316	761,654	HARMONS(2012)

369	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.0%	150,667	150,667	1,590,874	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C. WILLEY(NOT OWNED)

370	RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995/2003	1998	100.0%	593,113	596,198	4,623,468	MEIER & FRANK(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), TARGET SUPERSTORE #1753(2017), MEDIA PLAY(2016), CIRCUIT CITY#3349(2016)

371	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.0%	34,209	34,209	224,021

372	TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982/2003	1998	100.0%	746,890	746,890	7,204,387	SHOPKO #085(2014), Jo-Ann Stores #2074(2015), GART SPORTS #324(2017), 24 HOUR FITNESS(2017), BED, BATH & BEYOND #270(2015), ROSS DRESS FOR LESS #658(2014), HOME USA WAREHOUSE(2012), MEDIA PLAY #8121(2015), OFFICE MAX #127(2008), CIRCUIT CITY #3353(2016), PETSMART #168(2012), HARMONS SUPERSTORE(NOT OWNED)

Vermont

373	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986/1999	2*	100.0%	174,515	174,515	1,579,962	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

Virginia

374	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.0%	116,310	116,310	1,221,536	Ukrop’s(2008)

375	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.5%	253,392	253,392	4,710,815	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS#822(2009), BED, BATH & BEYOND #65(2010), UNITED ARTISTS #33191(2014)

376	LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.0%	275,765	275,765	2,097,883	Goody’s #174(2006), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), T.J. Maxx #797(2009), TOYS “R” US(NOT OWNED)

377	LYNCHBURG, VA (FAIRVIEW)	Fairview Square 2215 Florida Avenue	24501	SC	1992	2004	100.0%	87,209	87,209	338,376	Food Lion #992(2012)

378	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989/1997	1/2	50.0%	430,232	430,232	2,788,167	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017)

379	MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.0%	79,407	79,407	701,281	Food Lion #299(2010)

380	PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	1993	100.0%	143,299	143,299	886,566	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

381	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990/1997	2*	20.0%	240,560	240,560	2,372,288	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Run Date: 04/22/2005 Time:10:58:15AM Page 21 of 21 Quarter: 1Q05

Property List *

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Washington

382	EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.0%	41,065	41,065	448,344	ALBERTSON’S(NOT OWNED)

383	KIRKLAND, WA	TOTEM LAKES TOTEM LAKES BOULEVARD	98034	SC	1999/2004	2004	20.0%	175,805	221,784	2,750,961	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

West Virginia

384	BARBOURSVILLE, WV	OFFICE MAX CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.0%	70,900	70,900	383,825	DISCOUNT EMPORIUM(2006), GOODY’S(2014), VALUE CITY(NOT OWNED)

Wisconsin

385	BROOKFIELD, WI (CARX)	SW OF BROOKFIELD (CARX) NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	100.0%	7,420	7,420	133,560

386	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	14.5%	182,722	182,722	1,383,239	T.J. Maxx #202(2005), Marshall’s Mega Store # 737(2009), Officemax #16(2010), Burlington Coat Factory #112(2007)

387	BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	14.5%	266,716	266,716	1,935,459	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2010), T.J. Maxx/Burlington#201(2007), Old Navy #3792(2012)

388	BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003	14.5%	143,372	143,372	1,029,892	Marshall’s Mega Store #736(2009), Pick ‘N Save #6867(2005)

389	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.0%	160,533	160,533	707,571	Kohl’s #43(2007), Pick ‘N Save # 6845(2007)

390	WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.0%	246,081	259,981	1,421,496	Kohl’s #41(2008), Marshall’s Mega Store #738(2009), Pick ‘N Save #6846(2008)

					Grand Total:			71,287,591	75,485,923	779,351,282

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

Property Listing 7.1

Does Not Include Service Merchandise Interests

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Investor Information
Developers Diversified Realty
www.ddr.com
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500

Board of Directors
Scott A. Wolstein, Chairman of the Board & Chief Executive Officer, Developers Diversified Realty

Dean S. Adler, Principal, Lubert-Adler Partners, L.P.

Terrance R. Ahern, Principal, The Townsend Group

Mohsen Anvari, Professor, Department of Banking and Finance at Case Western Reserve University’s Weatherhead School of Management

Robert H. Gidel, Managing Partner, Liberty Partners, L.P.

Victor B. MacFarlane, Managing Principal, MacFarlane Partners

Craig Macnab, Chief Executive Officer, Commercial Net Lease Realty

Scott D. Roulston, Managing Partner, Fairport Asset Management, LLC

Barry A. Sholem, Principal, MDS Capital, L.P.

William B. Summers Jr., Non-Executive Chairman, McDonald Investments, Inc.

Officers
Scott A. Wolstein, Chairman of the Board & Chief Executive Officer

David M. Jacobstein, President & Chief Operating Officer

Daniel B. Hurwitz, Executive Vice President

Joan U. Allgood, Sr. Vice President of Corporate Affairs & Governance

Richard E. Brown, Sr. Vice President of Real Estate Operations

Timothy J. Bruce, Sr. Vice President of Development

William H. Schafer, Sr. Vice President & Chief Financial Officer

Steven M. Dorsky, Sr. Vice President of Leasing – Northern Region Managing Partner, Liberty Partners, LP

Anthony L. Vodicka, Sr. Vice President of Leasing – Western Region

Robin R. Walker-Gibbons, Sr. Vice President of Leasing – Southern Region

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2005

Investor Information (Continued)

Research Coverage
AG Edwards
David AuBuchon (314) 955-5452

Deutsche Bank Securities
Lou Taylor (212) 250-4912
Chris Capolongo (212) 250-7726

Goldman Sachs
Carey Callaghan (212) 902-4351
Deron Kennedy (212) 357-2482

Green Street Advisors
Greg Andrews (949) 640-8780
Thomas Youn (949) 640-8780

Hilliard Lyons
Tony Howard (502) 588-1142

JP Morgan
Michael Mueller (212) 622-6689
Josh Bederman (212) 622-6530

Keybanc Capital Markets
Richard Moore (216) 443-2815
Chris Chapman (216) 563-2357

Lehman Brothers
David Harris (212) 526-1790
Alexander Goldfarb (212) 526-5232

Research Coverage, continued
Merrill Lynch
Steve Sakwa (212) 449-0335
Craig Schmidt(212) 449-1944

Morgan Stanley
Matthew Ostrower(212) 761-6284
Suzanne Sorkin(212) 761-6385

Prudential Equity Group
Jim Sullivan (212) 778-2515
Michael Gorman(212) 778-1417

Wachovia Securities
Jeff Donnelly (617) 603-4262
Eric Rothman (617) 603-4263

Transfer Agent
National City Bank
Corporate Trust Operations
P.O. Box 92301
Cleveland, Ohio 44193-0900
1-800-622-6757

Investor Relations
Michelle Mahue Dawson
VP of Investor Relations
Phone: (216) 755-5455
Fax: (216) 755-1455
Email: mmahue@ddr.com~S.CONT